As filed with the Securities and Exchange Commission on August 9, 2011

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in charter)

255 Shoreline Drive, Suite 428
Redwood City, California 94065
(877) 700-0527

(Address and telephone number,
including area code, of principal executive offices)

Gurpreet (Gurprit) S. Chandhoke
Chief Executive Officer
255 Shoreline Drive, Suite 428
Redwood City, California 94065

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$750,000,000	$87,075

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED           , 2011

Preliminary Prospectus

Minimum Offering of 100,000 Shares of Common Stock
Maximum Offering of 75,000,000 Shares of Common Stock

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

Common Stock

We are a newly-organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

We intend to invest in discounted corporate debt and equity-linked debt securities of public companies and provide distributions to investors. At the same time, we will actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We will employ a proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a trademark of VII Peaks Capital, LLC and is being used with their permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Our investment objectives are to generate current income and capital appreciation. We intend to meet our investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to our shareholders, and (iii) preserving the capital investments of our shareholders. There can be no assurance that any of these objectives will be achieved.

We are managed by VII Peaks-KBR BDC Advisor II, LLC, or our Manager, which will be registered as an investment adviser with the Securities and Exchange Commission. We intend to elect to be treated for federal income tax purposes, as a regulated investment company under the Internal Revenue Code, as amended.

Through our affiliate and dealer manager, KBR Capital Markets, LLC (f/k/a Paladin Reality Securities, LLC) or KBR Capital Markets, we are offering up to 75,000,000 of our shares of common stock in this offering at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. KBR Capital Markets is not required to sell any specific number or dollar amount of our shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our shares. We will not sell any shares unless we raise gross offering proceeds of $1,000,000, all of which must be from persons who are not affiliated with us or our Manager, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent,       , in trust for our subscribers’ benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account.

We do not intend to list our shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in our shares to develop. As a result, you should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We intend to implement a tender offer program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for the foreseeable future, or until we complete a liquidity event, which we intend to seek to complete within four years following the completion of our offering stage. There is no assurance that we will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in our shares is not suitable for investors that require short-term liquidity. See “Tender Offer Program” and “Liquidity Strategy.”

Shares of our common stock are appropriate only as a long-term investment. An investment in our common stock should be considered only by investors who can assess and bear the substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” We intend to continuously offer shares in this offering. As a result, your ownership in us is subject to dilution. See “Risk Factors — Risks Related to an Investment in our Common Stock — A shareholder’s interest in us will be diluted if we issue additional shares” for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 255 Shoreline Drive, Suite 428, Redwood City, California 94065 or by telephone at (877) 7000-KBR (527) or on our website at www.viipeaks-kbr.com that we expect to establish upon the commencement of this offering. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” to read about the risks you should consider before buying shares of our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission.

	Per Share	Total Minimum(1)	Total Maximum(2)(3)
Public offering price	$10.00	$1,000,000	$750,000,000
Sales load	$1.00	$100,000	$75,000,000
Proceeds, before expenses, to us(4)	$9.00	$900,000	$675,000,000

(1)	All subscription payments will be held in an escrow account for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the initial effective date of this offering, we will promptly return all funds in the escrow account and we will stop offering shares. See “Plan of Distribution.”
(2)	Assumes all shares are sold at the initial offering price per share.
(3)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.
(4)	We estimate that we will incur approximately $50,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $11,250,000 million of expenses if the maximum number of shares is sold. Because you will pay a sales load of up to 10% and offering expenses that range from 1.5% to 5.0%, if you invest $100 in our shares and pay the full sales load, between $85.00 and $88.50 of your investment will actually be used by us for investments. See “Estimated Use of Proceeds.”

KBR Capital Markets, LLC

The date of this prospectus is [•], 2011.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is KBR Capital Markets, LLC, which we refer to in this prospectus as KBR Capital Markets. Neither we nor KBR Capital Markets has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Additional Information.”

i

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Forward-Looking Statements.”

ii

SUMMARY

This summary highlights selected information appearing elsewhere in this prospectus. For a more complete understanding of this offering, you should read this entire prospectus carefully, including the “Risk Factors” section. Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to VII Peaks-KBR Co-Optivist Income BDC II, Inc. In addition, the term “Manager” refers to VII Peaks-KBR BDC Advisor II, LLC, which serves as our investment adviser and administrator.

Overview

We intend to invest in discounted corporate debt and equity-linked debt securities of public companies and provide distributions to investors. At the same time, we will actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We will employ a proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a trademark of VII Peaks Capital, LLC and is being used with their permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Our investment objectives are to generate current income and capital appreciation. We intend to meet our investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to our shareholders, and (iii) preserving the capital investments of our shareholders.

Our proprietary “Co-Optivist”TM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies, or Target Investments, in conjunction with proactively engaging the target companies’ management. We intend to acquire Target Investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and will be subject to a “redemption event” within (on average) 24 months. We define a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). We intend to hold such debt an average of 12 – 18 months, during which time we anticipate working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

We will make investments in target companies that meet our investment criteria. The size of an individual investment will vary based on numerous factors, including the amount of funds raised in this offering. However, assuming we raise the maximum offering amount of $750 million, we expect to hold at least 50 investments, and we anticipate that the minimum investment size will be approximately $250,000. We do not anticipate being heavily invested in any one industry, and generally, we do not expect to invest in more than two different classes of debt of the same target company. We intend to invest in debt and equity-linked debt of target companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market.

We intend to offer our shareholders the ability to receive distributions as well as the potential capital appreciation resulting from the restructuring of the debt of our target companies. To the extent we have distributable income available we anticipate making distributions on a quarterly basis to our shareholders. We anticipate commencing distributions to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met, with subsequent distributions occurring each quarter thereafter.

Between 2001 and 2008, corporate debt levels and the supply of leverage offered by banks and other investors steadily increased. We believe a significant amount of this debt will be subject to a redemption event prior to 2015. Many of the companies that have outstanding issues of such debt have not, or been unable to proactively refinance, creating a “refinancing wall” that we believe will create a liquidity shortfall for many issuers. The value of the debt securities of these companies as reflected in prices quoted in the secondary loan market, may be at a significant discount to par, and represent a premium yield to maturity reflective of these liquidity concerns, creating the opportunity for us to identify and invest in the debt securities of select companies at attractive current market valuations. We believe that our Co-OptivistTM approach can help our target companies achieve results that are beneficial to the long-term value of their businesses, which will in turn, result in capital gains through capital appreciation, or the exchange of invested securities into a current security or cash at a premium to its acquisition price. Our principals collectively have experience in principal investing, debt securities and general capital markets, and we believe we are well-positioned to capitalize on these opportunities.

This offering is intended to provide shareholders with a low minimum investment amount and limited liquidity of their shares of common stock. While our primary objective is to seek a restructuring of the debt securities we intend to acquire, the success of our investment strategy is not entirely dependent upon a restructuring event. We will seek to acquire debt securities that have an acceptable level of risk while also providing us with the potential to generate annual returns of 8 – 10%, even if no restructuring of the debt occurs. We also intend to actively manage against potential downside risk and volatility by employing various hedging strategies, which may include purchasing derivatives or other securities. We do not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.

To date, our efforts have been largely limited to our organization as well as activities related to this offering. While the officers of our Manager have experience employing our investment strategy, the Company and our Manager are each newly-formed entities, and the Company has not yet entered into any agreement or arrangement to acquire debt securities in any target company.

The Offering

We are offering up to 75,000,000 shares of our common stock at an initial public offering price of $10.00 per share on a continuous basis as permitted by the federal securities laws; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. We will file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. KBR Capital Markets is not required to sell any specific number or dollar amount of our shares but will use its best efforts to sell the shares offered. We will accept subscriptions for a minimum purchase of $5,000, although we may, in our sole and absolute discretion, accept subscriptions for lower amounts.

KBR Capital Markets, LLC will act as the dealer manager in this offering and is an affiliate of our Manager.

Our Manager

Our investment activities are managed by our Manager who will register as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Manager is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Our Manager is led by Gurpreet (Gurprit) S. Chandhoke, who also serves as our Chief Executive Officer, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis. They are supported by the Manager’s team of employees, including investment professionals who have extensive experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions.

Our Manager has an investment committee that is responsible for reviewing, discussing and approving each investment opportunity we seek to pursue. We anticipate that our investment committee will meet once a week to discuss new and existing opportunities and developments on current investments. Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, and Messrs. Fang and Davis.

Our Affiliates

Our Manager is wholly-owned by VII Peaks-KBR, LLC, which is a joint venture between VII Peaks and KBR, with VII Peaks and KBR having a 50% ownership of VII Peaks-KBR, LLC. Founded in April 2009 with principal offices in San Francisco, California, VII Peaks, a co-owner of VII Peaks-KBR, LLC, is an investment management firm that currently serves as a sub-advisor to a number of separate managed accounts managed by large global financial institutions and other private funds. VII Peaks is managed by our Chief Executive Officer, Gurpreet (Gurprit) S. Chandhoke, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis.

KBR, a co-owner of VII Peaks-KBR, LLC, is an affiliate of KBR Capital Markets, our dealer manager. KBR employs a multi-manager strategy to deliver a diversified array of generally low and non-correlated investment opportunities to individual and institutional investors. KBR Capital Markets is a Delaware limited liability company and currently a wholly-owned subsidiary of Paladin Advisors. Paladin Advisors has entered into an agreement pursuant to which it would transfer all of its ownership interests in KBR Capital Markets to KBR Capital Partners, LLC, a Delaware limited liability company, which is controlled by Vinay Kumar and Bhavin Shah, subject to the approval of FINRA, and other closing conditions. KBR Capital Markets is a licensed broker-dealer registered with FINRA. The corporate headquarters for KBR and KBR Capital Markets are located in Redwood City, California. KBR and KBR Capital Markets are managed by our Director, Vinay Kumar, and Bhavin Shah.

Our affiliates also manage VII Peaks-KBR Co-Optivist B Fund I, LLC and VII Peaks-KBR Co-Optivist R Fund I, LLC, private funds that were formed to conduct private placements of securities and which have substantially similar investment objectives as the Company. As of       , 2011, these two private funds have raised an aggregate of $       and hold positions in      portfolio companies. Our affiliates may engage in other transactions with other entities in the future.

Market Opportunity

In the upcoming years, we believe many companies will face redemptions on significant amounts of outstanding debt and will have to find ways to meet these obligations. In June 2010, Standard & Poor’s estimated that U.S. non-financial corporate borrowers have more than $1.7 trillion in rated debt maturing prior to 2015. In addition, Bank of America Merrill Lynch estimates more than $815 billion in debt will mature prior to 2015.

We believe that in the foreseeable future, there will continue to be a low demand for collateralized debt coupled with U.S. banks’ own refinancing needs which will continue to keep credit markets tight. The amount of speculative-grade debt (“BB+” and lower) coming due will continue to be a large share of overall maturing debt. Corporate borrowers whose debt carries lower ratings have had difficulty obtaining refinancing and face what we call a “refinancing wall”. As a result, many companies with speculative-grade debt have chosen to amend-and-extend their maturities rather than fully refinance their debt.

Our strategy is to invest in debt securities that are issued by companies with solid fundamentals and business prospects but who are facing a liquidity shortfall as they approach the “refinancing wall”. We believe that the expertise and experience of the officers of our Manager provide us with the ability to identify debt securities that we believe are currently mispriced in the secondary loan market and thus provide opportunity for returns as their values recover and appreciate.

Competitive Advantages

We believe that we have the following competitive advantages over other investment funds that also invest in discounted corporate debt and equity-linked debt securities:

•	We Are Not a Traditional Distressed Fund. Traditional distressed debt investors typically seek to own the debt and engage in a bankruptcy process with the issuing company and eventually become equity holders. Through equity ownership, traditional distressed debt investors then intend to restructure operations of the company. In contrast, we do not invest in debt securities with the intent of undergoing a bankruptcy process. We look to partner with management to pro-actively avoid a default and bankruptcy situation. We are focused on restructuring company balance sheets, not company operations.
•	Investment Hold Period. Unlike traditional hedge funds, we will not actively trade in and out of positions. Rather, we intend to hold our investments for an average of 12 – 18 months. During this hold period we anticipate working co-operatively with target company management and other debt holders on a debt restructuring or exchange.

•	Comprehensive Private Equity Due Diligence Approach. We intend to employ a comprehensive private equity approach to our investment due diligence process. This approach involves performing comprehensive business and industry due diligence and in-depth, bottoms-up valuation analyses for each investment, comparable to what a private equity firm with a long-term ownership position would conduct prior to investing in a target company. We believe this disciplined approach serves as an effective risk management tool for our investment process.
•	Relevant Capital Markets and Investment Experience. Our investment team consists of individuals who collectively have expertise and experience in principal investing, debt securities and general capital markets. The members of our investment team combined have been involved in the issuance of over $20 billion of debt securities, advised on a number of merger and acquisition transactions and invested in a number of private equity and leveraged buyout transactions.
•	Relationships With and Experience Working With Senior Management. Certain target investments may be companies for which the officers of our Manager previously worked with and built relationships. The officers of our Manager also have experience in working with senior management teams of companies from a wide range of industries and will seek to leverage their contacts and experiences in executing our investment decisions.

Investment Criteria and Strategy

We intend to invest in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. We aim to take a principal position in discounted debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. Our typical target company has a debt redemption event (typically either a put or maturity event) on average within 24 months of our investment and has experienced a significant decline in its equity value reflective of a highly leverage capital structure or general market conditions. We believe that proactively guiding such companies to restructure their debt will allow them to increase liquidity and free up resources to grow their businesses rather than focusing on managing their debt obligations. We also believe that our involvement can allow the target company more flexibility to explore strategic alternatives, since the terms of the existing debt structure often limits strategic options for the target company.

The following is our primary investment criteria for our target companies:

•	minimum enterprise value of $200 million;
•	solid business fundamentals, such as historic revenue growth, profitability and cash flow generation, and favorable prospects for continued improvement in financial performance;
•	sufficient asset coverage for outstanding liabilities;
•	debt or equity-linked debt trading at a discount to par or at a premium yield in secondary loan markets due to a perceived risk of near term liquidity issues;
•	balance sheet with high debt to total capitalization or debt to equity ratios; and
•	near term redemption (maturity or put) event on its debt creating an upcoming liquidity shortfall.

The securities that we intend to target include high-yield debt, bank debt, convertible debt, and collateralized loan obligations (“CLO”), which are high-yield loans securitized into pools containing varying degrees of credit rating. In each of our debt investments, we will seek to become an influential investor, typically either through the size of our position or cooperation with other debt holders to pursue the shared goal of a beneficial debt restructuring. We intend to actively work with other debt holders and the target company management to potentially restructure and exchange the existing debt for new securities with amended terms. We believe that a debt restructuring can be a positive outcome for not just the issuer but also its other stakeholders.

•	For the issuer, a debt restructuring can potentially improve liquidity and strengthen its balance sheet by allowing the issuer to retire debt at a discount or obtain more favorable repayment terms.

•	For such issuers and their equity holders, a debt restructuring is typically viewed favorably by the equity markets and may result in price appreciation in the target company’s equity securities.
•	For investors in the existing debt, a restructuring is often effected through an exchange of securities at a premium to current trading levels to compel security holders to participate. The commencement of a restructuring and its perceived improvement to the Company’s balance sheet represents an opportunity for investors to participate in capital appreciation that may result from a recovery in the value of the debt securities.

We intend to employ our Co-OptivistTM approach in executing our investment strategy, which entails taking an influential position and proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event). This approach differs from traditional activist debt holders who typically wait until a company is near or at bankruptcy before beginning formal discussions regarding debt restructuring options. In addition, our strategy does not involve taking an operational role in the target company or changing management or members of the target company’s board of directors or actively negotiating the terms of the restructuring. Rather, we look to establish a positive working relationship in assisting our target companies to achieve shared goals.

We intend to apply strict investment criteria to, and perform comprehensive due diligence on, each investment opportunity prior to making an investment decision. We will focus on investment opportunities that provide potential annual returns of 8 – 10%. We define a base case as a situation where no debt restructuring occurs and the target company management chooses to meet the redemption event. With a successful restructuring, we see a potential for further upside in returns that could potentially exceed our base case. In connection with our investments, we will actively pursue various hedging strategies to manage the volatility and risk profile of our overall investment portfolio, which may include purchasing derivatives or other securities. We do not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.

Investment Advisory Agreement

Our Manager is compensated for its services under the Investment Advisory Agreement. Under the Investment Advisory Agreement, our Manager is entitled to a fee consisting of two components — a base management fee and an incentive fee.

Type of Fee	Amount	Payable
Base Management Fee	Our base management fee is calculated as follows:	Monthly in arrears
• 2.00% if our net assets are below $100 million;
• 1.75% if our net assets are between $100 million and $250 million; and
• 1.50% if our net assets are above $250 million.
Subordinated Incentive Fee on Income	Subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%	Quarterly in arrears
Incentive Fee on Capital Gains	20.0%	Determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement)
Subordinated Liquidation Incentive Fee	20.0% in excess of adjusted capital	Calculated immediately prior to liquidation of the Company’s assets

See “Investment Advisory Agreement — Advisory Fees” for a more detailed description of the fees we will pay our Manager.

Administration Agreement

We have entered into an administration agreement with our Manager under which we have agreed to pay our Manager amounts based on our allocable portion of our Manager’s overhead in performing its obligations under the administration agreement. See “Administration Agreement.”

Estimated Use of Proceeds

We intend to use the proceeds from this offering, net of selling commissions, dealer manager fees and offering expenses, to invest in discounted corporate debt and equity-linked debt securities of our target companies in accordance with our objectives and using the strategies described in this prospectus. The remainder of the proceeds will be used for working capital and general corporate purposes, including funding approved repurchase requests under our tender offer program. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our shareholders. In addition, during this time, we will pay management fees under the investment advisory agreement as described elsewhere in this prospectus. See “Estimated Use of Proceeds.”

Distributions

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. If you wish to receive your distribution in cash, no action will be required on your part to do so. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan. Your distribution amount will purchase shares at 95% of the price, net of all sales load, that the shares are offered pursuant to the effective registration statement of the public offering. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

Suitability Standards

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for shareholders in this offering which require that a purchaser of shares have either:

•	A gross annual income of at least $70,000 and a net worth of at least $70,000, or
•	A net worth of at least $250,000.

In addition, KBR Capital Markets will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Manager and (e) the tax consequences of the investment. See “Suitability Standards.”

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. See “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus, including all supplements accompanying this prospectus;
•	Complete and execute a subscription agreement; and
•	Deliver a check for the full purchase price of the shares of our common stock for which you are subscribing along with the completed subscription agreement to the selected dealer. Prior to our meeting the minimum offering requirement, you should make your check payable to “ , as escrow agent for VII Peaks-KBR Co-Optivist Income BDC II, Inc.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “ , as agent for VII Peaks-KBR Co-Optivist Income BDC II, Inc.” The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. See “How to Subscribe.” We anticipate closing on subscriptions received and accepted by us on a monthly basis.

Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent,      , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1,000,000 by purchasers who are not affiliated with us or our Manager by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering our shares.

Shareholder Reports

Our Manager will provide quarterly reports to shareholders within thirty 60 days after the end of each quarter, beginning with the first quarter following our achievement of the minimum offering requirement. Our Manager shall also provide an annual report to shareholders within 120 days after the end of each fiscal year.

These reports will also be available on our website at www.viipeaks-kbr.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus or the registration statement of which the prospectus is a part.

Plan of Distribution

We are offering a maximum of 75,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below. Our dealer manager is KBR Capital Markets. The shares are being offered on a “best efforts” basis, which means generally that KBR Capital Markets is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange for the foreseeable future, and neither KBR Capital Markets nor the selected dealers intend to act as market-makers with respect to our common stock.

The offering of our shares will terminate on       , one year from the date of this prospectus, if we have not received and accepted subscriptions for minimum gross proceeds of $1,000,000 of shares by purchasers who are not affiliated with us or our Manager, which we refer to as the minimum offering requirement. If we have not satisfied the minimum offering requirement by such date, then the offering will terminate. In addition, if we extend the offering for another year and file another registration statement during the one-year extension in order to sell additional shares, we could continue to sell shares in this offering until the earlier of 180 days after the third anniversary of the commencement of this offering or the effective date of the subsequent registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date. See “Plan of Distribution.”

Our Dealer Manager

KBR Capital Markets is serving as the dealer manager for this offering. KBR Capital Markets, currently a wholly owned subsidiary of Paladin Realty Advisors, LLC, or Paladin Advisors, is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc., or FINRA. On July 20, 2011, Paladin Advisors entered into an agreement to sell all of its interests in KBR Capital Markets to KBR Capital Partners, LLC, a Delaware limited liability company, which is controlled by Vinay Kumar and Bhavin Shah, subject to FINRA approval and other closing conditions. KBR Capital Partners is an institutional alternative investments firm that employs a multi-manager strategy to deliver a diversified and distinctive array of investment opportunities to individual and institutional investors. VII Peaks has entered into a joint venture agreement with KBR Capital Advisors, LLC, an affiliate of KBR Capital Partners, pursuant to which they may jointly sponsor additional public and private investment funds and real estate investment trusts, or REITs, in the future.

Liquidity Strategy

Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We expect that the liquidity event recommended by our board of directors will be completed within 24 – 36 months following the recommendation by our board of directors. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. Prior to a liquidity event, our tender offer program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Liquidity Strategy.”

Tender Offer Program

We do not currently intend to list our shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We currently intend to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares on each date of repurchase at a price equal to the net asset value per share on each date of repurchase. See “Tender Offer Program.”

Conflicts of Interest

Conflicts of interest between us and the various roles, activities and duties of the Manager and its affiliates may occur from time to time. The Manager, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Company. As a result, conflicts of interest between us and the other activities of the Manager and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Company, the Manager or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and our Manager, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of VII Peaks are involved in other ventures, some of which may compete with us for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

In addition, the officers of KBR may also be involved in other ventures, some of which may compete with us for investment opportunities.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Manager in transactions originated by our Manager or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Manager or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Manager and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Manager nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Manager or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

The compensation we pay to our Manager was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to us than they might have been had they been entered into through arm’s-length transactions with unaffiliated parties. See “Investment Advisory Agreement.”

The dealer manager for our offering is an affiliate of the Company and our Manager. This relationship may create conflicts in connection with KBR Capital Markets’ due diligence obligations under the federal securities laws.

Our charter prohibits certain activities between us and our Manager. See “Investment Advisory Agreement — Prohibited Activities” for a description of activities that are prohibited by our charter.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page 22 before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•	We are a new company and have no operating history. In addition, we have not identified specific investments that we intend to make with the proceeds of this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.
•	There is currently no public market for our shares and no market for our shares is expected to develop for the foreseeable future.
•	Because there is no public trading market for our shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
•	While we intend to conduct quarterly tender offers for a limited number of our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time.
•	Our portfolio companies may request our assistance in the management of their affairs, however we may not have director or shareholder controls over the business affairs of the companies to which we loan capital.
•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
•	The potential for our Manager to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests.
•	This is a “best efforts” offering and, if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.
•	Our Manager and certain of its affiliates, some of which may have the same or substantially similar investment objectives as the Company, face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders’ best interests.
•	You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by our dealer manager since it is an affiliated entity.
•	Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

We are a newly-organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our principal executive offices are located at 255 Shoreline Drive, Suite 428, Redwood City, California 94065, telephone number 877-7000-KBR (877-7000-527).

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Shareholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)

Sales load to dealer manager(2)	10.0%
Offering expenses(3)	1.5%
Dividend Reinvestment Plan fees(4)	None
Total shareholder transaction expenses (as a percentage of offering price)	11.5%
Estimated annual expenses (as a percentage of net assets attributable to common shares)(1)
Base management fees(5)	2.0%
Incentive fees payable under the Investment Advisory Agreement(6)	0.0%
Interest payments on borrowed funds(7)	0.0%
Other expenses(8)	[•]%
Acquired fund fees and expenses(9)	0.0%
Total Annual Expenses (estimated)	[•]%

(1)	Amount assumes that we sell $150 million worth of our shares of common stock during the initial 12-month period of our investment operations following the date we meet our minimum offering requirement, that our net offering proceeds from such sales equal $135 million and that our average net assets during such period equal one-half of the net offering proceeds, or $67.5 million. Actual expenses will depend on the number of shares of common stock we sell in this offering. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets, would be significantly higher. There can be no assurance that we will sell $150 million worth of our shares during the following twelve months.
(2)	“Sales load” includes selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Selling commissions and dealer manager fees will not be paid in connection with the purchase of shares pursuant to the distribution reinvestment plan.
(3)	The offering expense ratio reflects $2.25 million of expected offering expenses to be paid by us, assuming we raise $150 million in gross proceeds. Our Manager will be responsible for the payment of our organization and offering expenses to the extent they exceed 5.0% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.
(4)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Distribution Reinvestment Plan.”
(5)	Our base management fee is calculated as follows and payable monthly in arrears:
•	2.00% if our net assets are below $100 million;
•	1.75% if our net assets are between $100 million and $250 million; and
•	1.50% if our net assets are above $250 million.

For purposes of the “Fees and Expenses” Table, we are assuming we sell an agreement of $150 million of our shares during the initial 12-month period of our operations. As a result, we have estimated our base management fee to be 2.0% of net assets. See “Investment Advisory Agreement.”

(6)	The incentive fee has three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable during the initial 12-month period of our investment operations following the date we meet the minimum offering requirement.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.
The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation.
(7)	We have no current intention to incur leverage during the initial 12-month period of our investment operations following the date we meet our minimum offering requirement.
(8)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations following the date we meet our minimum offering requirement. See “Discussion of the Company’s Expected Operating Plan — Expenses.”
(9)	We have no current intention during the initial 12-month period of our investment operations following the date we meet our minimum offering requirement to invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act we may invest in private investment companies in limited circumstances. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have not decided to what extent we may make any such investments, any estimate of the amount of such fees would be highly speculative.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our outstanding indebtedness and annual operating expenses remain at the levels set forth in the table above.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[•]	$	[•]	$	[•]	$	[•]

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all cash distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) net asset value per share, and (ii) 95% of the most recent offering price or at such price to ensure that our shares are not sold at a price that is below net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISOR

KBR Capital Markets receives compensation and reimbursement for services relating to this offering, and we compensate our Manager for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains during operations and the subordinated liquidation incentive fee are calculated, see “Investment Advisory Agreement.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (75,000,000 Shares)(1)
Fees to KBR Capital Markets
Sales Load
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected dealers.	$52,500,000
Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be reallowed to selected dealers.	$22,500,000
Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)	We reimburse our Manager for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$11,250,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (75,000,000 Shares)(1)
Investment Advisor Fees
Base management fee	Our base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. The base management fee may or may not be taken in whole or in part at the discretion of our Manager. All or any part of the base management fee not taken as to any month shall be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Manager shall determine.	$15,000,000
Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0%, or the preferred quarterly return, on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital shall mean cumulative gross proceeds generated from sales of our common stock	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not achieved performance sufficient to realize subordinated incentive fee on income to date.
	(including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non- liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (75,000,000 Shares)(1)
Incentive fee on capital gains during operations	An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The amount of any incentive fee on capital gains earned on liquidated investments will be reported by the Company in its quarterly and annual financial statements filed with the SEC under the Exchange Act.
Subordinated liquidation incentive fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company and the amount ultimately realized by the Company upon a liquidation.
Other Expenses
Other operating expenses	We will reimburse the expenses incurred by our Manager in connection with its provision of administrative services provided to us, including the compensation payable by our Manager to our chief financial officer, our chief compliance officer and other administrative personnel of our Manager. We will not reimburse our Manager for personnel costs in connection with services for which our Manager receives a separate fee.	We have estimated these annual expenses to be approximately $[•]. Actual amounts may be lower or higher than this.
In addition, we will not reimburse our Manager for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of our Manager.

(1)	Assumes all shares are sold at the current offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as directors or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organizational and offering expense reimbursement consists of costs incurred by our Manager and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of our Manager’s employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our Manager. Our Manager is responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 5.0% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to our Manager.

Certain of the advisory fees payable to our Manager are not based on the performance of our investments. See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to our Manager, KBR Capital Markets and their affiliates and the conflicts of interest related to these arrangements.

CERTAIN QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Q:	What is a business development company?
A:	A business development company is a closed-end fund that elects to be treated as a business development company under the 1940 Act. As such, a business development company is subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.
Q:	What is a RIC?
A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as taxable distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to obtain and maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.
Q:	What is Co-Optivist?
A:	Co-Optivist (“cooperative activism”) is a trademark of VII Peaks Capital, LLC. The strategy is designed to invest in the corporate debt and equity-linked debt securities of target companies, while actively working with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet.
Q:	What is the investment strategy of VII Peaks-KBR Co-Optivist Income BDC II, Inc.?
A:	We intend to invest in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. We aim to take a principal position in discounted debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. We intend to offer our shareholders the ability to receive distributions as well as the potential capital appreciation resulting from the restructuring of the debt of our target companies. We believe this combination can provide investors with regular income and the potential for upside.
Q:	What is a “best efforts” securities offering?
A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock.
Q:	How long will this offering last?
A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell our shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling our shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:	What happens if we do not raise a minimum of $1,000,000 in this offering?
A:	We will not sell any shares unless we sell a minimum of $1,000,000 in shares of our common stock, all of which must be from persons who are not affiliated with us or our Manager by , 201• (one year from the date of this prospectus). Purchases by our directors, officers and any affiliates of us or our Manager will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, , in trust for our subscribers’ benefit, pending release to us. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering our shares. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us.
Q:	Who can buy shares in this offering?
A:	In general, you may buy our shares pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Manager and (e) the tax consequences of the investment.

Our affiliates may also purchase our shares. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	Is there any minimum initial investment required?
A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”
Q:	Will I be able to sell my shares in a secondary market?
A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, holders of our shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.
Q:	What is the experience of our Manager?
A:	Our investment activities are managed by our Manager, who oversees the management of our activities. Our Manager is co-owned by VII Peaks and KBR through a joint venture agreement whereby officers of our Manager are responsible for making investment decisions for us. Our Manager has broad experience in investing and executing a wide variety of financial products and transactions. See “Portfolio Management” for more information on the experience of the officers of our Manager.
Q:	Who is VII Peaks?
A:	VII Peaks, a co-owner of VII Peaks-KBR, LLC, is an investment management firm that currently serves as a sub-advisor to a number of separate managed accounts managed by large global financial institutions and other private funds. VII Peaks is managed by our Chief Executive Officer, Gurpreet (Gurprit) S. Chandhoke, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis.

Q:	Who is KBR Capital Markets, LLC?
A:	KBR Capital Markets is a Delaware limited liability company and currently a wholly owned subsidiary of Paladin Advisors. Paladin Advisors has entered into an agreement pursuant to which it would transfer all of its ownership interests in KBR Capital Markets to KBR Capital Partners, LLC, a Delaware limited liability company, which is controlled by Vinay Kumar and Bhavin Shah, subject to the approval of FINRA, and other closing conditions. In addition, effective July 21, 2011, the name of Paladin Realty Securities, LLC was changed to KBR Capital Markets, LLC. KBR Capital Markets is serving as the dealer manager for this offering. KBR Capital Markets is a licensed broker-dealer registered with FINRA. KBR Capital Partners is an institutional alternative investments firm that employs a multi-manager strategy to deliver a diversified array of generally low and non-correlated investment opportunities to individual and institutional investors. VII Peaks has entered into a joint venture agreement with KBR Capital Advisors, LLC, an affiliate of KBR Capital Partners, pursuant to which they may jointly sponsor additional public and private investment funds in the future.
Q:	At what periodic frequency will we accept and close on subscriptions?
A:	We are expecting to close on subscriptions received and accepted by us on a monthly basis.
Q:	Will I receive a stock certificate?
A:	No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.
Q:	Can I invest through my IRA, SEP or after-tax deferred account?
A:	Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.
Q:	What kinds of fees will I be paying?
A:	There are two types of fees that you will incur. First, there are shareholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, dealer manager fees and offering expenses. Second, as an externally managed business development company, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our investment advisory agreement and administrative costs that are payable under our administration agreement. See “Fees and Expenses,” “Investment Advisory Agreement,” and “Administration Agreement” for more information.
Q:	How will the payment of fees and expenses affect my invested capital?
A:	The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our shareholders and (4) the book value of your shares of common stock.

Q:	Are there any restrictions on the transfer of shares?
A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable. We do not intend to list our securities on any securities exchange for the foreseeable future, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us.
Q:	Will I otherwise be able to liquidate my investment?
A:	Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We expect that the liquidity event recommended by our board of directors will be completed within 24 – 36 months following the recommendation by our board of directors. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. Prior to a liquidity event, our tender offer program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Liquidity Strategy.”
Q:	Who can help answer my questions?
A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or KBR Capital Markets at:

KBR Capital Markets, LLC
255 Shoreline Drive, Suite 428
Redwood City, California 94065
(877) 7000-KBR

RISK FACTORS

An investment in shares of our common stock involves a high degree of risk. You should carefully read and consider all of the risks described below, together with all of the other information contained or referred to in this prospectus, before making a decision to invest in our shares. If any of the following events occur, our financial condition, business and results of operation, may be materially adversely affected. In that event, you could lose all or part of your investment. This prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of specific factors, including but not limited to the risks described below.

Risks Related to Our Business and Structure

We are a newly formed, development stage entity with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objectives.

We are a recently formed development stage entity with no operating results, and we will not commence operations until and unless we are successful in raising an aggregate of $1,000,000 from investors unaffiliated with us or our Manager. Because we lack an operating history, you have no basis on which to evaluate our ability to achieve our business objectives. We have no plans, arrangements or understandings with any prospective target companies and may be unable to make any investments in discounted corporate debt and equity-linked debt securities pursuant to our investment strategy.

Our Manager is a newly-formed entity with no history of managing a portfolio of debt securities.

While the officers of our Manager have experience in investing and executing a wide variety of financial products and transactions, our Manager is a new entity and has no prior experience managing a portfolio of debt securities. Therefore, our Manager may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in shares of our common stock entails more risk than investing in a comparable company with a substantial operating history.

We face competition.

We face competition from a range of competitors, including mutual funds, private equity, hedge funds, and leveraged buyout funds. Many of these entities may have greater financial resources than we do or access to financing on more favorable terms than we will. These entities could make it more difficult or expensive to make investments in the debt securities of our target companies at appropriate price levels.

We may not have sufficient resources to cover our operating expenses and the expenses of consummating our business acquisitions.

If we do not raise sufficient proceeds from this offering and other sources of financing to fund our operating expenses and the expenses of consummating our business acquisitions, we may be unable to achieve our business objectives and may be forced to dissolve or liquidate.

Our Manager has full authority and discretion over the timing and amount of distributions we make, and it may decide to reduce or eliminate distributions at any time, which may have an adverse affect on your investment.

To the extent that we have income available, we intend to authorize and declare distributions monthly and pay distributions on a quarterly basis to our shareholders. Our distributions, if any, will be determined by our board of directors. There can be no assurances as to the level of distributions declared and paid to our shareholders or our ability to pay distributions. The target companies in which we intend to invest will generally have near-term liquidity issues that make investments in them highly speculative. If one or more of our investments in target companies is not successful, it may adversely impact our ability to make distributions to shareholders.

We have not yet selected any potential target companies in which to invest. As a result, you will be unable to ascertain the merits or risks of the business or businesses in which we may ultimately invest.

We intend to invest in discounted corporate debt and equity-linked debt securities of public companies. However, there is no basis for you to evaluate the possible merits or risks of the particular business or businesses in which we may ultimately invest. Further, you will not have the opportunity to vote on any potential investment opportunity. As a result, you must rely on our Manager’s judgment and ability with respect to its use of the proceeds from this offering to achieve our investment objectives. Although the members of our investment committee will evaluate the risks inherent in a particular target company, we cannot assure you that they will properly ascertain or assess all of the significant risks present in that target company. Even if they properly assess those risks, some of the risks may be outside of our control or ability to affect.

If we are unsuccessful in raising significant proceeds in this offering, we may not be able to invest in a diversified group of companies.

If we are unsuccessful in raising significant proceeds in this offering, we may not be able to invest in a diversified portfolio of investments. If our investment portfolio is not diversified, our performance will be more dependent on individual investments. If any of the companies in which we invest ultimately are forced to file for bankruptcy protection or otherwise be unable to satisfy the covenants in their financing agreements, we would be disproportionately and adversely affected as a result of our lack of diversification of investments. In addition, our ability to make distributions depends on our ability to successfully invest pursuant to our investment objectives. If we are unsuccessful in employing our Co-OptivistTM approach in executing our investment strategy, the timing and amount of distributions to our shareholders may be adversely impacted and our shareholders could lose some or all of their investment in us.

Purchases of debt securities of financially stressed companies create an enhanced risk of substantial loss or loss of entire investment.

We may purchase debt securities of companies that are experiencing significant financial or business stress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such purchases may result in significant returns, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these instruments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial stress is unusually high. There is no assurance that we will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which we invest, we may lose our entire investment or may be required to accept cash or securities with a value less than our original investment. Under such circumstances, the returns generated from our investments may not compensate Investors adequately for the risks assumed.

Resources could be expended in researching investment opportunities that are not consummated, which could materially adversely affect subsequent attempts to locate and invest in other businesses.

It is anticipated that the investigation of each specific target company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments necessary to restructure and de-lever their balance sheets will require substantial management time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed transaction may not be recoverable. Furthermore, even if an agreement is reached relating to a specific target company, we may fail to consummate the transaction for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred which could materially adversely affect subsequent attempts to locate additional investment opportunities.

Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity continues to be somewhat subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, have declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in the loan and high yield bond markets. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

A substantial portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. We expect that a substantial portion of our investments will not trade on a national securities exchange or actively trade on a secondary market, but instead will trade on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Manager to other types of investments in which our Manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2012, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our shareholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any shares we issue in the future. Our certificate of incorporation authorizes us to issue 250,000,000 shares of common stock. Pursuant to our certificate of incorporation, a majority of our entire board of directors may amend our certificate of incorporation to increase the number of authorized shares without shareholder approval. To the extent we issue additional equity interests after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his/her shares.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our stockholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our stockholders.

Risks Related to our Manager

Our Manager has no prior experience managing a business development company or a RIC.

Our Manager is a new entity and has no prior experience managing a business development company or a RIC. Therefore, our Manager may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Manager has no experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Members of our Manager’s management team may engage in other activities that compete with us.

The officers of our Manager anticipate devoting a significant portion of their time to the affairs of our Manager and performing services for other entities. As a result, there may be conflicts between us, on the one hand, and our Manager, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of VII Peaks are involved in other ventures, some of which may compete with us for investment opportunities and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

In addition, the officers of KBR may also be involved in other ventures, some of which may compete with us for investment opportunities.

Our Manager will receive compensation regardless of profitability.

Our Manager is entitled to receive certain significant fees and other compensation, payments and reimbursements regardless of whether the Company is profitable. For example, we will pay our Manager an annualized management fee calculated as follows and payable monthly in arrears:

•	2.00% if our net assets are below $100 million;
•	1.75% if our net assets are between $100 million and $250 million; and
•	1.50% if our net assets are above $250 million.

The management fee will be calculated based on the net asset value of our assets under management as of the last business day of each month and paid monthly in arrears. See “Investment Advisory Agreement.”

We may be obligated to pay our Manager incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles our Manager to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay our Manager an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Manager is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount) and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Material U.S. Federal Tax Considerations.”

Our incentive fee may induce our Manager to make speculative investments.

The incentive fee payable by us to our Manager may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Manager is determined may encourage it to use leverage to increase the return on our investments. See “Investment Advisory Agreement.”

Shares of our common stock may be purchased by the Manager or its affiliates.

Our Manager and its affiliates may purchase shares of our common stock for any reason deemed appropriate; provided, however, that the Manager and its affiliates will not purchase or hold more than 5% of our outstanding shares of common stock. The Manager and its affiliates will not acquire any shares of our common stock with the intention to resell or re-distribute such shares. The purchase of shares by the Manager or its affiliates could create certain risks, including, but not limited to, the following:

•	the Manager or its affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our shares; and

•	substantial purchases of shares by the Manager or its affiliates may limit the Manager’s ability to fulfill any financial obligations that it may have to or on our behalf.

Our Manager relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the employees of our Manager or its affiliates. The loss of services of one or more members of our Manager’s management team, including members of our investment committee, could adversely affect our financial condition, business and results of operations.

The compensation we pay to our Manager was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm’s-length negotiations.

The compensation we pay to our Manager was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had they been entered into through arm’s-length transactions with an unaffiliated third party.

Our Manager’s influence on conducting our operations, including on our conducting of transactions, gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to our shareholders.

Our Manager is paid a management fee calculated as a percentage of our net assets and is unrelated to net income or any other performance base or measure. Our Manager may advise us to consummate transactions or conduct our operations in a manner that, in our Manager’s reasonable discretion, are in the best interests of our shareholders. These transactions, however, may increase the amount of fees paid to our Manager. Our Manager’s ability to influence the management fee paid to it by us could reduce the amount of cash flow available for distribution to our shareholders.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current net asset value of the shares if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders as well as those shareholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC or adherence to certain interpretive advice from the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our Manager or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Material U.S. Federal Tax Considerations.”

Risks Related to our Target Businesses

The capital structures of our target companies may have significant leverage, which may increase our exposure to adverse economic factors.

Our target companies may have capital structures with significant leverage. Although our Manager will seek to structure transactions in a manner that minimizes the risks associated with leverage, such leverage may increase our exposure to adverse economic factors such as rising interest rates, downturns in the general economy or deterioration of the condition of the target company or its sector in its particular industry.

We do not expect to control our portfolio companies.

We do not expect to control our portfolio companies. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the limited liquidity for our debt investments in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. To mitigate such interest rate exposure, we intend to use our best efforts to ensure that a majority of our portfolio will be comprised of investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisor’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Manager or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Manager to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Certain macro-economic events may adversely affect the value of our bond positions and thus may impair our investment performance.

The following risks may adversely affect the value of our bond positions and thus may impair our investment performance:

•	Double-Dip Recession. If the U.S. economy slides back into a recession, it may cause a correction in bond prices driving them lower and increasing the cost of borrowing for companies
•	Correction in U.S. Treasuries or Broader Bond Markets. U.S. Treasuries and corporate bonds have seen a dramatic increase in prices over the past several quarters, driving down yields. A correction or trade out of these fixed income securities could correct bond prices across the board, from Treasuries to corporate debt.
•	Increase in Corporate Default Rates. Corporate debt default rates and bankruptcy rates have remained relatively flat and remain at extremely low levels (less than 2%). Any significant increase in default rates would depress bond prices as corporate borrowing costs increase.
•	Inflation. Core inflation in the United States remains around 1%. However, a significant increase in inflation would reduce the real return of debt securities, causing prices to drop.
•	Monetary Tightening and Rising Interest Rates. The U.S. Federal Reserve has recently issued a new round of quantitative easing, helping to spur liquidity in the capital markets. This has helped keep interest rates near an all-time low in the U.S. Eventually, as the economy recovers, the Federal Reserve may begin monetary tightening, causing an increase of interest rates that may drive down bond prices.
•	Devaluation of the U.S. Dollar. We intend to invest in the debt securities of issuers domiciled in the United States. As such, the debt securities that we purchase will pay coupons denominated in U.S. dollars. A significant devaluation of the U.S. dollar could lead to lower bond prices as real returns are diminished due to a devalued currency.

Risks Related to This Offering and Our Shares

This is a speculative investment opportunity.

Our business objectives should be considered highly speculative, and there are no assurances that the Manager will satisfy those objectives. No assurances can be given that the Manager will realize a substantial return, if any, on its investment purchases, or that you will not lose your entire investment in us. For this reason, you should read this prospectus and all exhibits to the registration statement of which this prospectus forms a part carefully and should consult with your attorneys, tax advisors and financial advisors.

There is no market for the shares of our common stock nor do we expect a market to develop in the foreseeable future, which adversely affects the liquidity and price of our shares.

There is no market for the shares of our common stock and no market for our shares is expected to develop in the foreseeable future. Shareholders therefore have no access to information about prior market history on which to base their investment decision. As a result, you may be unable to sell your shares unless a market can be established and sustained.

If we are unable to raise substantial funds in our continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby KBR Capital Markets and any selected dealers who enter into agreements with KBR Capital Markets are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of our shares. To the extent that less than the maximum number of shares is sold, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling our shares below net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase shares of common stock will be determined at closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium for your shares of common stock if our board of directors does not decrease the offering price.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. However, there can be no assurance that we will complete a liquidity event within such time or at all. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation.

Prior to the completion of a liquidity event, our tender offer program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Tender Offer Program” for a detailed description of our tender offer program.

In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. We can offer no assurance that we will be able to effect a liquidity event. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We expect that the liquidity event recommended by our board of directors will be completed within 24 – 36 months following the recommendation by our board of directors. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. There may be economic of other factors that negatively impact our ability to complete a liquidity event within this timeframe or at all. As a result, it may be difficult for investors to sell their shares.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of KBR Capital Markets to successfully establish, operate and maintain a network of broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of KBR Capital Markets to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If KBR Capital Markets fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Because KBR Capital Markets is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

The dealer manager, KBR Capital Markets, is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the tender offer program, you may not be able to recover the amount of your investment in our shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to the net asset value per share on the date of repurchase. The tender offer program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed tender offer program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter; (2) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (3) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the tender offer program upon 30 days notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a tender offer program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our tender offer program may be at a time that is disadvantageous to our shareholders.

When we make quarterly repurchase offers pursuant to our tender offer program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our tender offer program, the price at which an investor may sell shares, which will be equal to the net asset value per share on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our tender offer program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our tender offer program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

The offering price of the shares of our common stock offered hereby has been arbitrarily determined by our Manager and is no indication of their actual current value or our value.

The offering price of our shares offered hereby has been arbitrarily determined by our Manager and is no indication of their actual current value or our value. No assurance is or can reasonably be given that any of our shares could be sold for the offering price or for any other amount.

Various conflicts of interest exist between us and the roles, activities and duties of the Manager and its affiliates.

Conflicts of interest between us and the various roles, activities and duties of the Manager and its affiliates may occur from time to time. The Manager, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Company. As a result, conflicts of interest between us and the other activities of the Manager and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Company, the Manager or their affiliates, is the result of arm’s-length negotiations.

Certain provisions of the Maryland Corporation Law could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Risks Related to Taxation

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

FORWARD-LOOKING STATEMENTS

This prospectus, including, without limitation, the sections entitled “Summary,” “Risk Factors,” and “Business,” contains forward-looking statements. We may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially,” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this prospectus are subject to a number of risks and uncertainties, some of which are beyond our control, including, among other things:

•	our ability to invest in discounted corporate debt and equity-linked debt securities of our target companies;
•	our ability to successfully employ our Co-OptivistTM approach in executing our investment strategy;
•	a limited pool of prospective target businesses;
•	our ability to pay distributions on our shares of common stock;
•	an economic downturn which could impair our target companies’ abilities to continue to operate, which could lead to the loss of some or all of our assets;
•	changes in general economic or business conditions or economic or demographic trends in the United States; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by our forward-looking statements. A description of some of the risks that could cause our actual results to differ appears under the section “Risk Factors” and elsewhere in this prospectus. Additional risks of which we are not currently aware or which we currently deem immaterial could also cause our actual results to differ.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this prospectus. We undertake no obligation to publicly update or revise any forward-looking statements after the date of this prospectus, whether as a result of new information, future events or otherwise, except as required by law.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements contained in this prospectus do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

ESTIMATED USE OF PROCEEDS

We intend to use the proceeds from this offering, net of offering expenses, to invest in discounted corporate debt and equity-linked debt securities of our target companies in accordance with our objectives and using the strategies described in this prospectus. The remainder of the proceeds will be used for working capital and general corporate purposes, including to fund redemption requests under our early redemption program. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

We anticipate that our minimum offering amount of $1,000,000 will be sufficient to establish an investment portfolio of approximately four investments within a reasonable period after meeting this minimum offering amount. Based on prevailing market conditions after meeting our minimum offering requirement and depending on our evaluation of the investment opportunities then available, we thereafter anticipate that we will invest the proceeds from each subscription closing generally within 30 – 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our shareholders. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 100,000 shares, and (2) the maximum number of shares registered in this offering, or 75,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as directors or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$1,000,000	100.0%	$750,000,000	100.0%
Less:
Selling commissions	$70,000	7.0%	$52,500,000	7.0%
Dealer manager fee	$30,000	3.0%	$22,500,000	3.0%
Offering expenses	$50,000	5.0%	$11,250,000	1.5%
Net Proceeds/Amount Available for Investments	$850,000	85.0%	$663,750,000	88.5%

DISTRIBUTIONS

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, beginning with our taxable year ending December 31, 201_, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLAN

Overview

We are a newly-organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

We intend to invest in discounted corporate debt and equity-linked debt securities of public companies and provide distributions to investors. At the same time, we will actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We will employ a proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a trademark of VII Peaks Capital, LLC and is being used with their permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Revenues

We have neither engaged in any operations nor generated any revenues to date. Our activities since inception have largely been organizational activities and those necessary to prepare for this offering. We plan to generate revenue primarily from the cash interest we will collect on our debt investments and, to a lesser extent, from the early termination fees that many of our debt investments require the borrower to pay. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

We expect our primary annual operating expenses to be the payment of base management fees and incentive fees and the reimbursement of expenses under our investment advisory agreement and our administration agreement with our Manager. We will bear all other expenses, which are expected to include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our investment advisory agreement;
•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses;
•	costs of director and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bond, directors and officers/errors and omissions liability insurance and other types of insurance;
•	direct costs, including those relating to printing of shareholder reports and advertising or sales materials, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments;

•	all other expenses incurred by us or our Manager in connection with administering our business, including expenses incurred by our Manager in performing its obligations; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by our Manager, to the extent that each such reimbursement amount is annually approved by our independent directors and subject to the limitations included in our administration agreement.

Financial Condition, Liquidity and Capital Resources

We intend to generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we meet our minimum offering requirement, gross subscription funds will total approximately $1,000,000. Subsequent to meeting our minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each monthly closing on the sale our shares pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling our shares at a price below our then current net asset value within 48 hours of the time that we price our shares. We will update the information contained in this prospectus by filing a prospectus supplement with the SEC at least every 45 days to provide information on the status of the offering and to disclose our holdings, and we will also post any updated information to our website.

Prior to investing in debt securities, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

We do not expect to borrow funds during the following twelve months to make investments. In the future, however, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders, we may decide to borrow funds to make investments. We do not currently anticipate issuing any preferred shares.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Distributions

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, beginning with our taxable year ending December 31, 201_ as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, our Manager will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by members of our investment committee, with such valuation taking into account information received from our independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors; and
•	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of members of our investment committee and any third-party valuation firm, if applicable.

Investments will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

Organization expenses will be expensed on the Company’s statement of operations. Continuous offering expenses, excluding sales load, will be capitalized on the Company’s balance sheet as deferred offering expenses and expensed to the Company’s statement of operations over a 12-month period.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Contractual Obligations

We have entered into an investment advisory agreement with our Manager that compensates our Manager for its services. Under the investment advisory agreement, our Manager is entitled to a fee consisting of two components — a base management fee and an incentive fee. Our base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million.

The incentive fee consists of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory Agreement — Advisory Fees.”

In addition, we have entered into an administration agreement with our Manager under which we have agreed to pay our Manager amounts based on our allocable portion of our Manager’s overhead in performing its obligations under the administration agreement. See “Administration Agreement.”

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Pronouncements

We will adopt all authoritative accounting standards relevant to the Company’s financial statements, except for recently issued pronouncements that are not required to be adopted until dates subsequent to December 31, 2011.

Related Party Transactions

Conflicts of interest between us and the various roles, activities and duties of the Manager and its affiliates may occur from time to time. The Manager, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Company. As a result, conflicts of interest between us and the other activities of the Manager and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Company, the Manager or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and our Manager, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of VII Peaks are involved in other ventures, some of which may compete with us for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

In addition, the officers of KBR may also be involved in other ventures, some of which may compete with us for investment opportunities.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Manager in transactions originated by our Manager or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Manager or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Manager and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Manager nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Manager or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

The compensation we pay to our Manager was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to us than they might have been had they been entered into through arm’s-length transactions with unaffiliated parties. See “Investment Advisory Agreement.”

The dealer manager for our offering is KBR Capital Markets, which is an affiliate of the Company and our Manager. This relationship may create conflicts in connection with KBR Capital Markets’ due diligence obligations under the federal securities laws.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

BUSINESS

Overview

We intend to invest in discounted corporate debt and equity-linked debt securities of public companies and provide distributions to investors. At the same time, we will actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We will employ a proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a trademark of VII Peaks Capital, LLC and is being used with their permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Our investment objectives are to generate current income and capital appreciation. We intend to meet our investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to our shareholders, and (iii) preserving the capital investments of our shareholders.

Our proprietary “Co-Optivist”TM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies, or Target Investments, in conjunction with proactively engaging the target companies’ management. We intend to acquire Target Investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and will be subject to a “redemption event” within (on average) 24 months. We define a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). We intend to hold such debt an average of 12 – 18 months, during which time we anticipate working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

We will make investments in target companies that meet our investment criteria. The size of an individual investment will vary based on numerous factors, including the amount of funds raised in this offering. However, assuming we raise the maximum offering amount of $750 million, we expect to hold at least 50 investments, and we anticipate that the minimum investment size will be approximately $250,000. We do not anticipate being heavily invested in any one industry, and generally, we do not expect to invest in more than two different classes of debt of the same target company. We intend to invest in debt and equity-linked debt of target companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market.

We intend to offer our shareholders the ability to receive distributions as well as the potential capital appreciation resulting from the restructuring of the debt of our target companies. To the extent we have distributable income available we anticipate making distributions on a quarterly basis to our shareholders. We anticipate commencing distributions to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met, with subsequent distributions occurring each quarter thereafter.

Between 2001 and 2008, corporate debt levels and the supply of leverage offered by banks and other investors steadily increased. We believe a significant amount of this debt will be subject to a redemption event prior to 2015. Many of the companies that have outstanding issues of such debt have not, or been unable to proactively refinance, creating a “refinancing wall” that we believe will create a liquidity shortfall for many issuers. The value of the debt securities of these companies as reflected in prices quoted in the secondary loan market, may be at a significant discount to par, and represent a premium yield to maturity reflective of these liquidity concerns, creating the opportunity for us to identify and invest in the debt securities of select companies at attractive current market valuations. We believe that our Co-OptivistTM approach can help our target companies achieve results that are beneficial to the long-term value of their businesses, which will in turn, result in capital gains through capital appreciation, or the exchange of invested securities into a current security or cash at a premium to its acquisition price. Our principals collectively have experience in principal investing, debt securities and general capital markets, and we believe we are well-positioned to capitalize on these opportunities.

This offering is intended to provide shareholders with a low minimum investment amount and limited liquidity of their shares of common stock. While our primary objective is to seek a restructuring of the debt securities we intend to acquire, the success of our investment strategy is not entirely dependent upon a restructuring event. We will seek to acquire debt securities that have an acceptable level of risk while also providing us with the potential to generate annual returns of 8 – 10%, even if no restructuring of the debt occurs. We also intend to actively manage against potential downside risk and volatility by employing various hedging strategies, which may include purchasing derivatives or other securities. We do not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.

To date, our efforts have been largely limited to our organization as well as activities related to this offering. While the officers of our Manager have experience employing our investment strategy, the Company and our Manager are each newly-formed entities, and the Company has not yet entered into any agreement or arrangement to acquire debt securities in any target company.

Our Manager

Our investment activities are managed by our Manager who will register as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Manager is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Our Manager is led by Gurpreet (Gurprit) S. Chandhoke, who also serves as our Chief Executive Officer, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis. They are supported by the Manager’s team of employees, including investment professionals who have extensive experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions.

Our Manager has an investment committee that is responsible for reviewing, discussing and approving each investment opportunity we seek to pursue. We anticipate that our investment committee will meet once a week to discuss new and existing opportunities and developments on current investments. Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, and Messrs. Fang and Davis.

Our Affiliates

Our Manager is wholly-owned by VII Peaks-KBR, LLC, which is a joint venture between VII Peaks and KBR, with VII Peaks and KBR having a 50% ownership of VII Peaks-KBR, LLC. Founded in April 2009 with principal offices in San Francisco, California, VII Peaks, a co-owner of VII Peaks-KBR, LLC, is an investment management firm that currently serves as a sub-advisor to a number of separate managed accounts managed by large global financial institutions and other private funds. VII Peaks is managed by our Chief Executive Officer, Gurpreet (Gurprit) S. Chandhoke, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis.

KBR, a co-owner of VII Peaks-KBR, LLC, is an affiliate of KBR Capital Markets, our dealer manager. KBR employs a multi-manager strategy to deliver a diversified array of generally low and non-correlated investment opportunities to individual and institutional investors. KBR Capital Markets is a Delaware limited liability company and currently a wholly-owned subsidiary of Paladin Advisors. Paladin Advisors has entered into an agreement pursuant to which it would transfer all of its ownership interests in KBR Capital Markets to KBR Capital Partners, LLC, a Delaware limited liability company, which is controlled by Vinay Kumar and Bhavin Shah, subject to the approval of FINRA, and other closing conditions. KBR Capital Markets is a licensed broker-dealer registered with FINRA. The corporate headquarters for KBR and KBR Capital Markets are located in Redwood City, California. KBR and KBR Capital Markets are managed by our Director, Vinay Kumar, and Bhavin Shah.

Our affiliates also manage VII Peaks-KBR Co-Optivist B Fund I, LLC and VII Peaks-KBR Co-Optivist R Fund I, LLC, private funds that were formed to conduct private placements of securities and which have substantially similar investment objectives as the Company. As of       , 2011, these two private funds have raised an aggregate of $       and hold positions in       portfolio companies. Our affiliates may engage in other transactions with other entities in the future.

Market Opportunity

In the upcoming years, we believe many companies will face redemptions on significant amounts of outstanding debt and will have to find ways to meet these obligations. In June 2010, Standard & Poor’s estimated that U.S. non-financial corporate borrowers have more than $1.7 trillion in rated debt maturing prior to 2015. In addition, Bank of America Merrill Lynch estimates more than $815 billion in debt will mature prior to 2015.

Debt Maturities By Year in USD MM

We believe that in the foreseeable future, there will continue to be a low demand for collateralized debt coupled with U.S. banks’ own refinancing needs which will continue to keep credit markets tight. The amount of speculative-grade debt (“BB+” and lower) coming due will continue to be a large share of overall maturing debt. Corporate borrowers whose debt carries lower ratings have had difficulty obtaining refinancing and face what we call a “refinancing wall”. As a result, many companies with speculative-grade debt have chosen to amend-and-extend their maturities rather than fully refinance their debt.

Our strategy is to invest in securities that are issued by companies with solid fundamentals and business prospects but who are facing a liquidity shortfall as they approach the “refinancing wall”. We believe that the expertise and experience of the officers of our Manager provide us with the ability to identify debt securities that we believe are currently mispriced in the secondary market and thus provide opportunity for returns as their values recover and appreciate.

Competitive Advantages

We believe that we have the following competitive advantages over other investment funds that also invest in discounted corporate debt and equity-linked debt securities:

•	We Are Not a Traditional Distressed Fund. Traditional distressed debt investors typically seek to own the debt and engage in a bankruptcy process with the issuing company and eventually become equity holders. Through equity ownership, traditional distressed debt investors then intend to restructure operations of the company. In contrast, we do not invest in debt securities with the intent of undergoing a bankruptcy process. We look to partner with management to pro-actively avoid a default and bankruptcy situation. We are focused on restructuring company balance sheets, not company operations.
•	Investment Hold Period. Unlike traditional hedge funds, we will not actively trade in and out of positions. Rather, we intend to hold our investments for an average of 12 – 18 months. During this hold period we anticipate working co-operatively with target company management and other debt holders on a debt restructuring or exchange.

•	Comprehensive Private Equity Due Diligence Approach. We intend to employ a comprehensive private equity approach to our investment due diligence process. This approach involves performing comprehensive business and industry due diligence and in-depth, bottoms-up valuation analyses for each investment, comparable to what a private equity firm with a long-term ownership position would conduct prior to investing in a target company. We believe this disciplined approach serves as an effective risk management tool for our investment process.
•	Relevant Capital Markets and Investment Experience. Our investment team consists of individuals who collectively have expertise and experience in principal investing, debt securities and general capital markets. The members of our investment team combined have been involved in the issuance of over $20 billion of debt securities, advised on a number of merger and acquisition transactions and invested in a number of private equity and leveraged buyout transactions.
•	Relationships With and Experience Working With Senior Management. Certain target investments may be companies for which the officers of our Manager have previously worked with and built relationships. The officers of our Manager also have experience in working with senior management teams of companies from a wide range of industries and will seek to leverage their contacts and experiences in executing our investment decisions.

Investment Criteria and Strategy

We intend to invest in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. We aim to take a principal position in these debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. Our typical target company has a debt redemption event (typically either a put or maturity event) on average within 24 months of our investment and has experienced a significant decline in its equity value reflective of a highly leverage capital structure or general market conditions. We believe that proactively guiding such companies to restructure their debt will allow them to increase liquidity and free up resources to grow their businesses rather than focusing on managing their debt obligations. We also believe that our involvement can allow the target company more flexibility to explore strategic alternatives, since the terms of the existing debt structure often limits strategic options for the target company.

The following is our primary investment criteria for our target companies:

•	minimum enterprise value of $200 million;
•	solid business fundamentals, such as historic revenue growth, profitability and cash flow generation, and favorable prospects for continued improvement in financial performance;
•	sufficient asset coverage for outstanding liabilities;
•	debt or equity-linked debt trading at a discount to par or at a premium yield in secondary loan markets due to a perceived risk of near term liquidity issues;
•	balance sheet with high debt to total capitalization or debt to equity ratios; and
•	near term redemption (maturity or put) event on its debt creating an upcoming liquidity shortfall.

The securities that we intend to target include high-yield debt, bank debt, convertible debt, and collateralized loan obligations (“CLO”), which are high-yield loans securitized into pools containing varying degrees of credit rating. In each of our debt investments, we will seek to become an influential investor, typically either through the size of our position or cooperation with other debt holders to pursue the shared goal of a beneficial debt restructuring. We intend to actively work with other debt holders and the target company management to potentially restructure and exchange the existing debt for new securities with amended terms. We believe that a debt restructuring can be a positive outcome for not just the issuer but also its other stakeholders.

•	For the issuer, a debt restructuring can potentially improve liquidity and strengthen its balance sheet by allowing the issuer to retire debt at a discount or obtain more favorable repayment terms.

•	For such issuers and their equity holders, a debt restructuring is typically viewed favorably by the equity markets and may result in price appreciation in the target company’s equity securities.
•	For investors in the existing debt, a restructuring is often effected through an exchange of securities at a premium to current trading levels to compel security holders to participate. The commencement of a restructuring and its perceived improvement to the Company’s balance sheet represents an opportunity for investors to participate in capital appreciation that may result from a recovery in the value of the debt securities.

We intend to employ our Co-OptivistTM approach in executing our investment strategy, which entails taking an influential position and proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event). This approach differs from traditional activist debt holders who typically wait until a company is near or at bankruptcy before beginning formal discussions regarding debt restructuring options. In addition, our strategy does not involve taking an operational role in the target company or changing management or members of the target company’s board of directors or actively negotiating the terms of the restructuring. Rather, we look to establish a positive working relationship in assisting our target companies to achieve shared goals.

We intend to apply strict investment criteria to, and perform comprehensive due diligence on, each investment opportunity prior to making an investment decision. We will focus on investment opportunities that provide potential annual returns of 8 – 10%. We define a base case as a situation where no debt restructuring occurs and the target company management chooses to meet the redemption event. With a successful restructuring, we see a potential for further upside in returns that could potentially exceed our base case. In connection with our investments, we will actively pursue various hedging strategies to manage the volatility and risk profile of our overall investment portfolio, which may include purchasing derivatives or other securities. We do not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.

Investment Selection Process

Our investment committee is responsible for reviewing, discussing and approving each investment idea we seek to pursue. Our investment committee intends to meet once a week, as needed, to discuss new and existing ideas and developments on current investments. Our investment currently committee consists of Mr. Chandhoke, our Chief Executive Officer, and Messrs. Fang and Davis.

At the start of the investment selection process, the investment team will distribute to the investment committee a preliminary memorandum for each investment opportunity detailing how the investment fits our investment criteria and the associated opportunities and risks of such investment. The investment committee then decides whether to expend resources and proceed with further due diligence on a particular investment opportunity. For the opportunities that are approved for further diligence, the investment team will commence detailed due diligence. Upon completion of due diligence, the investment team will circulate a final due diligence report to the investment committee, which will include a full investment memorandum detailing the investment opportunities and risks along with all supplemental due diligence materials and exhibits, including industry and market research, due diligence summaries and financial analyses. The investment committee will review and discuss all materials and conduct a final vote on whether to execute on an investment. We will only make investments that are approved by a majority of the investment committee members, and no investment can be approved without the favorable vote on the investment by our Chief Executive Officer.

Below is a summary of our investment and approval process.

Investment Exit Strategy

We employ a strict sell discipline to our investments. As mentioned in our investment selection process, we look for investment opportunities that provide base case annual returns of 8 – 10%. If a debt restructuring has not occurred upon an investment reaching this return threshold, we will continue our efforts to drive towards a restructuring. If a successful restructuring of the target company’s debt occurs, we intend to sell a portion of our holdings upon the next pre-determined sell threshold (which we estimate will be approximately twice the average current yield of high yield bonds), usually within one to two quarters after the restructuring event. At that time, depending on the market response to the proposed restructuring, we may choose to exit the entire investment or maintain a small portion to further augment returns.

We anticipate that it will take approximately two weeks to accumulate our position in a target company. Following that, we expect that it will take a minimum of additional two to four weeks to approach management of the target company with a debt restructuring proposal. Assuming the target company wishes to pursue our debt restructuring proposal, we expect that the restructuring itself will take approximately three to six months to implement. At any time during this process, if we feel the target company is unwilling to pursue our debt restructuring proposal, we will seek to dispose of our position in the target company in an orderly manner. We intend to avoid holding the discounted debt if a redemption event is approaching within six months and there is no existing evidence that this debt will be restructured.

The diagram below is illustrative of how we may use our position as an influential debtholder of a target company to restructure its indebtedness.

Monitoring

Valuation process.  Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of such investments in good faith, utilizing the input of our valuation committee, our Manager and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial assistance.  As a business development company, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, our Manager will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than our Manager, will retain any fees paid for such assistance.

Competition

In identifying, evaluating and selecting our target companies, we may encounter competition from other investors that may include mutual funds, private equity firms, hedge fund firms and leveraged buyout funds. Many of these entities may be well established and have experience identifying and effecting debt restructuring transactions. Moreover, many of these competitors may possess greater financial, technical, human and other resources than we do. However, we believe the existing network of relationships developed by the officers of our Manager, combined with their business and investment background and experience, places us in an excellent position to capitalize on attractive investment opportunities in the debt markets.

Employees

We do not currently have any employees. Our operations are managed by the officers of our Manager.

Legal Proceedings

Neither we nor our Manager is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Manager.

From time to time, we and individuals employed by our Manager may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

Corporate History and Information

We are a newly-organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our principal executive offices are located at 255 Shoreline Drive, Suite 428, Redwood City, California 94065, telephone number 877-7000-KBR (877-7000-527).

MANAGEMENT

Our Board of Directors

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies

The board of directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors will consist of        members,        of whom will not be “interested persons” of us or our Manager as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Biographical Information

Biographical information for each of our executive officers and directors is set forth below. The address for each executive officer and director is c/o VII Peaks-KBR Co-Optivist Income BDC II, Inc., 255 Shoreline Drive, Suite 428, Redwood City, California 94065.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position Held
Gurpreet S. Chandhoke		Chief Executive Officer

Directors

Name	Age	Term
Interested Directors
Gurpreet (Gurprit) S. Chandhoke
Vinay Kumar
Independent Directors
[Independent Director]
[Independent Director]
[Independent Director]

Interested Directors

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been a Managing Partner and Chief Investment Officer of VII Peaks since April 2009. Prior to this, he was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco from August 2006 to February 2009. Before working for Deutsche Bank’s Technology Investment Banking Group, Mr. Chandhoke worked for UBS Investment Bank from June 2004 to August 2004, and again from August 2005 to August 2006.

Mr. Chandhoke has more than six years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

We believe that Mr. Chadhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Vinay Kumar

Mr. Kumar has been a Managing Partner of KBR Capital Partners, LLC since 2010. In 2008, Mr. Kumar started KBR Capital, LLC. Prior to this, Mr. Kumar founded two private equity funds that are invested in distressed real estate projects nationwide. As the Director of Business Development at Sierra Ventures, a venture capital firm, Mr. Kumar participated as a team member in a number of cross-border technology company investments.

Prior to relocating to the United States, Mr. Kumar ran his family business in India and, since the age of 19, has been active in that country’s burgeoning real estate industry. Mr. Kumar is currently a partner in an entity that has successfully assembled over 4500+ acres of land for development in various regions throughout India.

After coming to the U.S., Mr. Kumar spent eight years as an executive search consultant where he specialized in building management teams for portfolio companies of venture capital and private equity funds. Mr. Kumar graduated in 1987 with a Bachelor’s Degree in Commerce and Accounting.

We believe that Mr. Kumar’s experience founding and managing successful private equity funds as his experience as Managing Director of KBR supports his appointment to the board of directors.

Independent Directors

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are       , and       , all of whom are independent.        serves as the chairman of the audit committee. Our board of directors has determined that        is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee is currently composed of       ,        and       , a majority of whom are independent.        serves as chairman of the nominating and corporate governance committee.

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the board of directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the chief compliance officer of the Company to test the compliance procedures of the Company and its service providers.       , who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer and chairman of the board of directors. The board of directors feels that       , as chief executive officer of the Company,        is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the board of directors. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the board of directors be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The board of directors does not currently have a lead independent director. The board of directors, after considering various factors, has concluded that its structure is appropriate at this time given the fact that it is a newly-formed entity with no assets. As the Company’s assets increase, the board of directors will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. After the minimum offering requirement is met, each independent director shall be entitled to compensation for his services as a director in the amounts depicted below. We will not pay compensation to our interested directors. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. There are no pension or retirement benefits being offered to our directors at this time.

Net Asset Value	Annual Retainer Fee	Board Meeting and Committee Meeting Fees (in Person)	Board Meeting and Committee Meeting Fees (by Phone)	Annual Chairperson Fee
$0 to $100 million	$10,000	$500/$250	$250	$1,500
$100 million to $300 million	$20,000	$1,000/$500	$250	$2,500
$300 million to $500 million	$30,000	$1,500/$750	$250	$3,500
Above $500 million	$40,000	$2,000/$1,000	$250	$5,000

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Manager or by individuals who were contracted by our Manager to work on behalf of us, pursuant to the terms of the investment advisory agreement or administration agreement. Each of our executive officers is an employee of our Manager, and the day-to-day investment operations and administration of our portfolio are managed by our Manager. In addition, we reimburse our Manager for our allocable portion of expenses incurred by our Manager in performing its obligations under the administration agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Manager or such other person, and our Manager and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Manager has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Manager or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Manager or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Manager or such other person harmless is only recoverable out of our net assets and not from our shareholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment committee, which is currently composed of Mr. Chandhoke, our Chief Executive Officer, and Messrs. Fang and Davis. Our investment committee must approve each new investment that we make. The members of our investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, through their financial interests in our Manager, they will be entitled to a portion of any investment advisory fees paid by us to our Manager.

Investment Personnel

We consider the members of our investment committee and the officers of our Manager, each of whom is listed below, to be our portfolio managers.

Name	Age	Position(s)
Gurpreet (Gurprit) S. Chandhoke		Managing Partner and Chief Investment Officer, VII Peaks Capital, LLC; member of our investment committee
Quinlan D. Fang		Partner, VII Peaks Capital, LLC; member of our investment committee
Stephen J. Davis		Investment Committee Member, VII Peaks Capital, LLC; member of our investment committee

See “Management — Biographical Information — Directors — Interested Directors” for biographical information of Mr. Chandhoke.

Quinlan D. Fang

Mr. Fang is a member of our investment committee and has been a Partner of VII Peaks since June 2010. Prior to VII Peaks, Mr. Fang worked at Vista Equity Partners, a private equity firm from August 2006 to July 2009. At Vista, he executed leveraged buyout transactions in the enterprise software and technology services industries. In addition, Mr. Fang also served as Board Observer of three of Vista’s portfolio companies from January 2008 to July 2009 where he worked with senior management teams in executing follow-on acquisitions and implementing strategic and operational initiatives. Prior to Vista, Mr. Fang worked in the Mergers & Acquisitions group at UBS Investment Bank from June 2004 to June 2006 where he specialized in advising companies, private equity and venture capital firms on mergers and acquisitions and leverage buyout transactions. At UBS, Mr. Fang advised clients on transactions that spanned across the software, media, internet, communication equipment and services industries. He also participated in advising companies on structuring high yield, bank and convertible debt offerings and other recapitalization products.

Mr. Fang graduated from The Wharton School at The University of Pennsylvania with a Bachelor of Science degree in Economics with concentrations in Finance and Management.

Stephen J. Davis

Mr. Davis is a Partner at Banneker Partners and has worked at Banneker Partners since January 2011. Banneker Partners focuses on making investments in public and private software, internet and business services companies. Prior to Banneker Partners, in January 2000, Mr. Davis co-founded Vista Equity Partners, a private equity firm. While at Vista from 2000 to 2009, Mr. Davis led the acquisition of several software companies and served on the boards of directors of a number of Vista’s portfolio companies.

Prior to co-founding Vista Equity Partners, Mr. Davis was a Vice President at Credit Suisse First Boston in the Leverage Finance group from 1998 to 2000 where he was active in the structure, origination and syndication of bank debt, high yield securities and mezzanine debt capital principally for portfolio companies or acquisition targets of leading private equity firms. Prior to Credit Suisse First Boston, Mr. Davis practiced mergers and acquisitions and securities law in New York with Debevoise & Plimpton from 1993 to 1996 and Kirkland & Ellis from 1996 to 1998.

Mr. Davis graduated from Carleton College and has a JD and MBA from Columbia University.

The compensation of the officers of the Manager includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to our Manager determined on the same basis as the annual bonus. In addition, the officers of our Manager have equity interests in our Manager and may receive distributions of profits in respect of those interests.

The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Name of Portfolio Manager
Gurpreet (Gurprit) S. Chandhoke
Quinlan D. Fang
Stephen J. Davis

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equities securities beneficially owned by our directors is based on the midpoint of the initial public offering price of $[•] per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

VII Peaks’ Advisory Board

VII Peaks is also advised by its Advisory Board which consists of renowned individuals with diverse business backgrounds with experience and expertise in the investment management industry. While VII Peaks expects to consult frequently with its Advisory Board members regarding advice and insight on a wide variety of topics and specialty areas, the Advisory Board members will not be involved in the investment decisions of the Manager.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Manager

Our investment activities are managed by our Manager who will register as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Manager is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Our Manager is led by Gurpreet (Gurprit) S. Chandhoke, who also serves as our Chief Executive Officer, Stephen F. Shea, Quinlan D. Fang and Stephen J. Davis. They are supported by the Manager’s team of employees, including investment professionals who have extensive experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions.

Our Manager has an investment committee that is responsible for reviewing, discussing and approving each investment opportunity we seek to pursue. We anticipate that our investment committee will meet once a week to discuss new and existing opportunities and developments on current investments. Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, and Messrs. Fang and Davis.

Management Services and Responsibilities

Under the terms of the investment advisory agreement, our Manager:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates, negotiates and structures the investments we make; and
•	executes, monitors and services the investments we make.

Our Manager’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, our Manager performs certain administrative services under the administration agreement. See “Administration Agreement.”

Advisory Fees

We pay our Manager a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our Manager and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

Our base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. The base management fee may or may not be taken in whole or in part at the discretion of our Manager. All or any part of the base management fee not taken as to any month shall be deferred without interest and may be taken in such other month as our Manager shall determine. The base management fee for any partial month will be appropriately pro rated.

Incentive Fee

The incentive fee has three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our Manager under the investment advisory agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to our Manager in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0%, or the preferred return;
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0% in any calendar quarter (8.0% annualized) is payable to our Manager once the preferred return is reached.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1
Assumptions
•	Investment income (including interest, dividends, fees, etc.) = 1.25%
•	Preferred return(1) = 2.0%
•	Base management fee(2) = 0.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses) = 0.55%
•	Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
•	Investment income (including interest, dividends, fees, etc.) = 3.5%
•	Preferred return(1) = 2.0%
•	Base management fee(2) = 0.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
•	Pre-incentive fee net investment income (investment income - (base management fee + other expenses) = 2.8%
•	Subordinated incentive fee on income = 20.0% × 2.8% = 0.56%

Pre-incentive fee net investment income exceeds the preferred return; therefore, the subordinated incentive fee on income is 0.56%.

(1)	Represents 8.0% annualized preferred return.
(2)	Base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. Examples assume assets are equal to adjusted capital.
(3)	Excludes organizational and offering expenses.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1
Assumptions
•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The incentive fee on capital gains during operations would be:

•	Year 1: None
•	Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None — $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
•	Year 4: Incentive fee on capital gains during operations of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)
Scenario 2
Assumptions
•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million incentive fee on capital gains during operations — 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
•	Year 3: $1.4 million incentive fee on capital gains during operations — $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2
•	Year 4: None
•	Year 5: None — $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1
Assumptions
•	Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.
•	Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.
•	Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.
•	Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $1 million incentive fee on capital gains during operations — 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).
•	Year 3: None
•	Year 4: None
•	Year 5: No subordinated liquidation incentive fee due — Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).
Scenario 2
Assumptions
•	Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).
•	Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.
•	Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.
•	Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.
•	Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $1 million incentive fee on capital gains during operations — 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).
•	Year 3: None
•	Year 4: None
•	Year 5: $3.8 million subordinated liquidation incentive fee — 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory agreement and other expenses necessary for our operations. Our investment advisory fee compensates our Manager for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our investment advisory agreement;
•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses;
•	costs of director and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bond, directors and officers/errors and omissions liability insurance and other types of insurance;
•	direct costs, including those relating to printing of shareholder reports and advertising or sales materials, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments;
•	all other expenses incurred by us or our Manager in connection with administering our business, including expenses incurred by our Manager in performing its obligations; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by our Manager, to the extent that each such reimbursement amount is annually approved by our independent directors and subject to the limitations included in our administration agreement.

Duration and Termination

The investment advisory agreement became effective on       , 201_, the date that we met our minimum offering requirement. Unless earlier terminated as described below, the investment advisory agreement remains in effect for a period of two years from the date that we meet the minimum offering requirement and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

The investment advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to our Manager. If our Manager wishes to voluntarily terminate the investment advisory agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization with our Manager. In addition, should we or our Manager elect to terminate the investment advisory agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.

Prohibited Activities

Our charter prohibits the following activities between us and our Manager:

•	We may not purchase or lease assets in which our Manager has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;
•	Our Manager may not acquire assets from us unless approved by our stockholders in accordance with our charter;
•	We may not lease assets to our Manager unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
•	We may not make any loans to our Manager except for the advancement of funds as permitted by our charter;
•	We may not acquire assets in exchange for our stock;
•	We may not pay a commission or fee, either directly or indirectly to our Manager, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	Our Manager may not charge duplicate fees to us; and
•	Our Manager may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory agreement prohibits our Manager from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. our Manager is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, our Manager is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our charter and the investment advisory agreement provide that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Manager, nor shall our Manager be held harmless for any loss or liability suffered by us, unless (i) our Manager has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Manager was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Manager or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Manager harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders.

Organization of our Manager

VII Peaks-KBR BDC Advisor II, LLC is a limited liability company that will register as an investment adviser under the Advisers Act. The principal address of our Manager is c/o 255 Shoreline Drive, Suite 428, Redwood City, California 94065.

Board Approval of the Investment Advisory Agreement

Our board of directors held an in-person meeting on        in order to consider and approve our investment advisory agreement. In its consideration of the investment advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Manager; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Manager from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of our Manager and its affiliates; (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (h) the alignment of incentives of our Manager and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

Our Manager serves as our administrator. Pursuant to an administration agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Under the administration agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with VII Peaks pursuant to which VII Peaks has agreed to grant us a non-exclusive, royalty-free license to use the name “Co-Optivist.” Under this agreement, we have a right to use the “Co-Optivist” name for so long as the investment advisory agreement with our Manager is in effect. Other than with respect to this limited license, we will have no legal right to the “Co-Optivist” name.

We have entered into a license agreement with VII Peaks under which VII Peaks has agreed to grant us a non-exclusive, royalty-free license to use the name “VII Peaks” and with KBR Capital Partners under which KBR Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “KBR.” Under these agreements, we will have a right to use the “VII Peaks” and “KBR” names for so long as our Manager or one of its affiliates remains our investment adviser. Other than with respect to these limited licenses, we will have no legal right to the “VII Peaks” or “KBR” names. These license agreements will remain in effect for so long as the investment advisory agreement with our Manager is in effect.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Conflicts of interest between the operation of the Company and other activities of the Manager and its affiliates and principals are expected to occur from time to time. The Manager, in its sole judgment and discretion, will try to mitigate such potential adversity by the exercise of its business judgment in an attempt to fulfill its obligations. However, the Manager has not developed, and does not expect to develop, any formal process for resolving conflicts of interest. Such conflicts may include:

Competing Programs

Conflicts of interest between us and the various roles, activities and duties of the Manager and its affiliates may occur from time to time. The Manager, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Company. As a result, conflicts of interest between us and the other activities of the Manager and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between the Company, the Manager or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and our Manager, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Further, the officers of VII Peaks are involved in other ventures, some of which may compete with us for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

In addition, the officers of KBR may also be involved in other ventures, some of which may compete with us for investment opportunities.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Manager in transactions originated by our Manager or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Manager or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we will be permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Manager and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Manager nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Manager or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

Compensation Arrangements

The compensation we pay to our Manager was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to us than they might have been had they been entered into through arm’s-length transactions with unaffiliated parties. See “Investment Advisory Agreement.”

Affiliated Dealer Manager

The dealer manager for our offering is KBR Capital Markets, which is an affiliate of the Company and our Manager. This relationship may create conflicts in connection with KBR Capital Markets’ due diligence obligations under the federal securities laws.

License Agreements

We have entered into a license agreement with VII Peaks pursuant to which VII Peaks has agreed to grant us a non-exclusive, royalty-free license to use the name “Co-Optivist.” Under this agreement, we have a right to use the “Co-Optivist” name for so long as the investment advisory agreement with our Manager is in effect. Other than with respect to this limited license, we will have no legal right to the “Co-Optivist” name.

We have entered into a license agreement with VII Peaks under which VII Peaks has agreed to grant us a non-exclusive, royalty-free license to use the name “VII Peaks” and with KBR Capital Partners under which KBR Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “KBR.” Under these agreements, we will have a right to use the “VII Peaks” and “KBR” names for so long as our Manager or one of its affiliates remains our investment adviser. Other than with respect to these limited licenses, we will have no legal right to the “VII Peaks” or “KBR” names. These license agreements will remain in effect for so long as the investment advisory agreement with our Manager is in effect.

Appraisal and Compensation

Our articles of incorporation provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Prohibited Activities

Our charter prohibits certain activities between us and our Manager. See “Investment Advisory Agreement — Prohibited Activities” for a description of activities that are prohibited by our charter.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of [•  ], 2011, information with respect to the beneficial ownership of our common stock by:

•	Each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	Each of our directors and executive officers; and
•	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on [•  ] shares of common stock outstanding as of [•  ], 2011.

Shares Beneficially Owned Immediately Prior to This Offering(1)
Name	Number	Percentage
5% Stockholders
%
Executive Officers:
%
%
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke		%
Vinay Kumar		%
Independent Director Nominees:
	—	—
	—	—
	—	—
All officers and directors as a group ( persons)		%

*	Represents less than 1%.

The following table sets forth, as of           , the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke
Vinay Kumar
Independent Director Nominees:

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equities securities beneficially owned by our directors is based on the initial public offering price of $[• ] per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

REGULATION

We intend to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
•	Securities of any eligible portfolio company which we control.
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation —  Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our Manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and our Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Manager. The Proxy Voting Policies and Procedures of our Manager are set forth below. The guidelines are reviewed periodically by our Manager and our independent directors, and, accordingly, are subject to change.

Introduction

Our Manager will register with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, our Manager will have fiduciary duties to us. As part of this duty, our Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Manager’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Manager evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and our Manager will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

Our Manager also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If our Manager has determined that management is generally socially responsible, our Manager will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. Our Manager will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. Our Manager typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, our Manager believes stability and continuity promote profitability. Our Manager’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances. If a vote may involve a material conflict of interest, prior to approving such vote, our Manager must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our Manager’ employees shall vote the proxy in accordance with our Manager’ proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
VII Peaks-KBR Co-Optivist Income BDC II, Inc.
255 Shoreline Drive, Suite 428
Redwood City, California 94065

Other

We are not generally able to issue and sell our common stock at a price below net asset value, or NAV, per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Manager are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, our Manager will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by members of our investment committee, with such valuation taking into account information received from our independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors; and
•	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of members of our investment committee and any third-party valuation firm, if applicable.

Investments will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a current offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. To the extent that the net asset value per share increases subsequent to the last monthly closing, the price per share may increase. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and
•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at 95% of the price, net of all sales load, that the shares are offered pursuant to the effective registration statement of the public offering. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying       , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our investment advisory agreement.

Additional information about the distribution reinvestment plan may be obtained by contacting the plan administrator at () -.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 250,000,000 shares of stock, par value $0.001 per share, of which 200,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of      , 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	250,000,000	—	111.11

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and the investment advisory agreement provide that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Manager nor shall our Manager be held harmless for any loss or liability suffered by us, unless (1) our Manager has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) our Manager was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Manager or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold our Manager harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of our Manager have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of our Manager to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of       members of the board of directors,       of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	Amendment of the investment advisory agreement; and
•	Removal of our Manager and election of a new investment adviser.

Without the approval of a majority of our stockholders, our Manager may not:

•	Amend the investment advisory agreement except for amendments that would not adversely affect the interests of our stockholders;
•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;
•	Sell all or substantially all of our assets other than in the ordinary course of business; and
•	Approve a merger or any other reorganization of the Company.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;
•	reserve for itself the right to fix the number of directors;
•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
•	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.viipeaks-kbr.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges.

Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated, beginning with our taxable year ending December 31, 201, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and
•	satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (20% for taxable years beginning after December 31, 2012) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of our common stock, see “Distribution Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding is required and the distributions generally are not subject to federal income tax if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2012. Currently, we do not anticipate that any significant amount of our distributions would be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Recently enacted legislation that becomes effective after December 31, 2012 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, amount other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or before December 31, 2012 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the requalifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gains at the time of our requalification as a RIC.

PLAN OF DISTRIBUTION

We are offering a maximum of $750,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below. The shares are being offered on a “best efforts” basis, which means generally that KBR Capital Markets is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange for the foreseeable future, and neither KBR Capital Markets nor the selected dealers intend to act as market-makers with respect to our common stock.

The offering of our shares will terminate on       , one year from the date of this prospectus, if we have not received and accepted subscriptions for minimum gross proceeds of $1,000,000 of shares by purchasers who are not affiliated with us or our Manager, which we refer to as the minimum offering requirement. If we have not satisfied the minimum offering requirement by such date, then the offering will terminate. In addition, if we extend the offering for another year and file another registration statement during the one-year extension in order to sell additional shares, we could continue to sell shares in this offering until the earlier of 180 days after the third anniversary of the commencement of this offering or the effective date of the subsequent registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Dealer Manager and Selected Dealer Compensation and Terms

Our dealer manager is KBR Capital Markets, an affiliate of our Manager and a member of FINRA and the SIPC. KBR Capital Markets is headquartered at 255 Shoreline Drive, Suite 428, Redwood City, California 94065. KBR Capital Markets will act as a distributor of our shares of common stock offered by this prospectus.

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross offering proceeds from sales in the primary offering. The dealer manager will also receive 3.0% of the gross proceeds from the primary offering in the form of a dealer manager fee as compensation for acting as the dealer manager and for expenses incurred in connection with marketing our shares, travel, food and lodging for employees of the dealer manager, sponsor training and education meetings, attendance fees and expense reimbursements for broker-dealer sponsored training and education meetings and attendance fees and expenses for industry sponsored training and education meetings. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the shares. No selling commissions or dealer manager fees will be charged on shares purchased pursuant to our distribution reinvestment plan.

The dealer manager may authorize certain other broker-dealers who are members of FINRA, who we refer to as selected dealers, to sell our shares. In the event of the sale of shares by selected dealers, the dealer manager may reallow all of its selling commissions to the selected dealers. In addition, the dealer manager may reallow a portion of its dealer manager fee to selected dealers to be paid to such selected dealers as marketing fees and for reimbursement of offering-related expenses. The maximum amount of reimbursements would be based on factors such as the number of shares sold by selected dealers, the assistance of such selected dealers in marketing the offering and due diligence expenses incurred. In addition, we will reimburse the dealer manager and selected dealers for bona fide due diligence expenses, and the aggregate reimbursement for such due diligence expenses will not exceed 0.5% of the gross proceeds from the primary offering.

We have agreed to indemnify the selected dealers and the dealer manager against liabilities, including liabilities under the Securities Act of 1933, as amended, that arise out of breaches by us of the dealer manager agreement between us and the dealer manager or material misstatements and omissions contained in this prospectus, other sales material used in connection with this offering or filings made to qualify this offering with individual states. Indemnification of the selected dealers and the dealer manager will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•	There has been a successful adjudication on the merits of each count involving alleged securities law violations;
•	Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or
•	A court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in the state in which our securities were offered as to indemnification for violations of securities laws.

KBR Capital Markets and selected dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to KBR Capital Markets and selected dealers as an alternative to paper copies when possible. As a result, if KBR Capital Markets or a selected dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If KBR Capital Markets or a selected dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to KBR Capital Markets or the selected dealer.

Share Distribution Channels

We expect KBR Capital Markets to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

KBR Capital Markets is expected to engage selected dealers in connection with the sale of the shares of this offering in accordance with selected dealer agreements. No selected dealers have entered into a selected dealer agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to KBR Capital Markets in connection with such sales.

We may sell shares to retirement plans of participating broker-dealers, to participating broker-dealers in their individual capacities, to IRAs and qualified plans of their registered representatives or to any one of their registered representatives at $9.30 per share, reflecting the fact that selling commissions in the amount of $0.70 per share will not be payable in connection with such sales. The net proceeds to us from such sales made net of commissions will be identical to net proceeds we receive from other sales of shares.

The net proceeds to us from such sales made net of commissions will be identical to net proceeds we receive from other sales of shares.       has agreed to act as an IRA custodian for purchasers of our common stock who desire to establish an IRA, simplified employee pension, or “SEP,” or certain other tax-deferred accounts or transfer or rollover existing accounts. We will pay the fees related to the establishment of investor accounts with       , and we will also pay the fees related to the maintenance of any such account for the first year following its establishment.

We have entered into a similar arrangement with       , who has also agreed to act as an IRA custodian for purchasers of our common stock who desire to establish IRA, SEP or certain other tax-deferred accounts or transfer or rollover existing accounts. We will pay the fees related to the establishment of investor accounts with       , and we will also pay the fees related to the maintenance of any such account for the first year following its establishment.

We may enter into similar arrangements in the future with other custodians for the payment of fees related to the establishment of investor accounts and other fees related to account maintenance for the first year following the establishment of such accounts. Further information as to custodial services is available through your broker or may be requested from us.

We also expect to deliver our shares through independent investment advisers (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our securities are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Manager and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by our management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, distribution reinvestment plan sales, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of certain selected dealers, sales made by certain selected dealers at the discretion of KBR Capital Markets, sales in wrap accounts managed by selected dealers or their affiliates, and sales in managed accounts that are managed by selected dealers or their affiliates. We may also make certain sales directly to these groups designated by our management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a “wrap fee;”
•	has engaged the services of a registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or
•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we will sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither KBR Capital Markets nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

We are also offering volume discounts to investors who purchase more than $500,000 of shares of our common stock through the same selected dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares; the dealer manager fee of 3% will still be applied at all volume levels.

Dollar Amount of Shares Purchased	Reduced Selling Commission Rate	Purchase Price per Incremental Share in Volume Discount Range(1)	Net Proceeds Per Share
$1 – $500,000	7.0%	$10.00	$9.00
$500,001 – $100,000,000	6.0%	$9.90	$9.00
$1,000,001 – $2,000,000	5.0%	$9.80	$9.00
$2,000,001 – $3,000,000	4.0%	$9.70	$9.00
$3,000,001 – $4,000,000	3.0%	$9.60	$9.00
$4,000,001 – $5,000,000	2.0%	$9.50	$9.00
Over $5,000,000	1.0%	$9.40	$9.00

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, a total subscription amount of $600,000 would result in the purchase of 60,000 shares at a weighted average purchase price of $9.98 per share as shown below:

•	$500,000 at $10.00 per share = 50,000 shares; (7.0% selling commission + 3.0% dealer manager fee)];
•	$100,000 at $9.90 per share = 10,000 shares; (6.9% selling commission + 3.0% dealer manager fee)];

Requests to apply the volume discount provisions must be made in writing and submitted simultaneously with your subscription for shares.

Subscriptions may be combined for the purpose of determining the volume discounts in the case of subscriptions made by any “purchaser,” as that term is defined below, provided all such shares are purchased through the same broker-dealer. The volume discount will be prorated among the separate subscribers considered to be a single “purchaser.” Any request to combine more than one subscription must be made in writing submitted simultaneously with your subscription for shares, and must set forth the basis for such request. Any such request will be subject to verification by the dealer manager that all of such subscriptions were made by a single “purchaser.”

For the purposes of such volume discounts, the term “purchaser” includes:

•	An individual, his or her spouse and their children under the age of 21 who purchase the shares for his, her or their own accounts;
•	A corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;
•	An employees’ trust, pension, profit sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and
•	All commingled trust funds maintained by a given bank.

Notwithstanding the above, in connection with volume sales, investors who would not constitute a single “purchaser” may request in writing to aggregate subscriptions as part of a combined order for purposes of determining the number of shares purchased, provided that any aggregate group of subscriptions must be received from the same participating broker-dealer, including the dealer manager. Any such reduction in selling commission will be prorated among the separate subscribers.

Because all stockholders will be paid the same distributions per share as other stockholders, an investor qualifying for a volume discount will receive a higher percentage return on his or her investment than stockholders who do not qualify for such discount. Investors should ask their broker-dealer about the opportunity to receive volume discounts by either qualifying as a “purchaser” or by having their subscription(s) aggregated with the subscriptions of other investors, as described above.

Investors may agree with their broker-dealer to reduce the amount of selling commissions payable with respect to the sale of their shares down to zero (1) in the event that the investor has engaged the services of a registered investment advisor or other financial advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice, or (2) in the event that the investor is investing in a bank trust account with respect to which the investor has delegated the decision-making authority for investments made in the account to a bank trust department. The net proceeds to us will not be affected by reducing the commissions payable in connection with such transactions.

Neither the dealer manager nor its affiliates will compensate any person engaged as an investment advisor by a potential investor as an inducement for such investment advisor to advise favorably for an investment in our common stock.

Certain institutional investors and our affiliates may also agree with the selected dealer selling them shares of our common stock (or with the dealer manager if no selected dealer is involved in the transaction) to reduce or eliminate the sales commissions payable in connection with sales to such institutional investors and affiliates.

Notwithstanding the above, the dealer manager may, at its sole discretion, enter into an agreement with a selected dealer, whereby such dealer may aggregate subscriptions as part of a combined order for the purposes of offering investors reduced selling commissions to as low as 1.0%, provided that any such aggregate group of subscriptions must be received from such dealer. Additionally, the dealer manager may, at its sole discretion, aggregate subscriptions as part of a combined order for the purposes of offering investors reduced selling commissions to as low as 1.0%, provided that any such aggregate group of subscriptions must be received from the dealer manager. Any reduction in selling commissions would be prorated among the separate subscribers.

Minimum Offering Requirement

Investments are made by completing and properly executing a subscription agreement. Your investment funds must be submitted with the subscription agreement. We, KBR Capital Markets, and selected dealers will solicit subscriptions but will not sell any shares unless, we raise gross offering proceeds of $1,000,000 by purchasers who are not affiliated with us or our Manager by one year from the date of this prospectus. This is referred to as our minimum offering requirement. Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in a non-interest-bearing account held by our designated escrow agent in trust for our subscribers’ benefit. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will return all funds to subscribers. Funds held in escrow will not incur any fees or expenses. We will bear all expense of the escrow account. Within 30 days after meeting our minimum offering requirement, the funds in the escrow account will be released to us and the subscribing investors will be admitted as shareholders in our Company.

Once the minimum offering requirement is met, we intend to sell our shares on a continuous basis at a price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. Therefore, subscriptions for this offering shall be for a specific dollar amount rather than a specified quantity of shares. Except as discussed above, the public offering price of our common stock will always include a provision for a sales load of up to 10%, computed as a percentage of the public offering price.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting this prospectus;
•	brochures containing a summary description of the offering;
•	fact sheets describing the general nature of the Company and its investment objectives;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Manager or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares of common stock in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of our common stock under the registration statement of which this prospectus is a part.

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for shareholders in this offering which require that a purchaser of shares have either:

•	A gross annual income of at least $70,000 and a net worth of at least $70,000, or
•	A net worth of at least $250,000.

In addition, KBR Capital Markets will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Manager and (e) the tax consequences of the investment.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Those selling shares on our behalf and selected dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your selected broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;
•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;
•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and
•	have an apparent understanding of the following:
•	the fundamental risks of your investment;
•	the lack of liquidity of your shares;
•	the restrictions on transferability of your shares;
•	the background and qualification of our Manager; and
•	the tax consequences of your investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

In addition to the above, the following states have enhanced suitability standards as follows:

[TO BE UPDATED]

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

HOW TO SUBSCRIBE

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus, including all supplements accompanying this prospectus;
•	Complete and execute a subscription agreement; and
•	Deliver a check for the full purchase price of the shares of our common stock for which you are subscribing along with the completed subscription agreement to the selected dealer. Prior to our meeting the minimum offering requirement, you should make your check payable to “ , as escrow agent for VII Peaks-KBR Co-Optivist Income BDC II, Inc.” Subsequent to our meeting the minimum offering requirement, you should make your check payable to “ , as agent for VII Peaks-KBR Co-Optivist Income BDC II, Inc.” The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our meeting the minimum offering requirement will be deposited into an interest-bearing account.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. See “How to Subscribe.” We expect to close on subscriptions received and accepted by us on a monthly basis.

Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent,       , in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1,000,000 from purchasers who are not affiliated with us or our Manager by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering our shares.

LIQUIDITY STRATEGY

Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We expect that the liquidity event recommended by our board of directors will be completed within 24 – 36 months following the recommendation by our board of directors. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. Prior to a liquidity event, our tender offer program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Tender Offer Program.”

TENDER OFFER PROGRAM

We do not currently intend to list our shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. No shareholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our tender offer program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the 1934 Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our monthly closing for the sale of shares in this offering. The offer to repurchase shares will be conducted solely through tender offer materials mailed to each shareholder and will not be made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter. We will offer to repurchase such shares on each date of repurchase at a price equal to the net asset value per share on each date of repurchase.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $       worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our shareholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the tender offer program at any time.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

[•] provides custodian services to us pursuant to a custodian services agreement. The principal business address of [•] is [•]. Phoenix American Financial Services, Inc. provides transfer agency and distribution paying agency services to us under a transfer agency agreement. The address of Phoenix American Financial Services, Inc. is Phoenix American Financial Services, Inc., Attention: KBR Service Team, 2401 Kerner Blvd, San Rafael, CA 94901.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP.

EXPERTS

The financial statements of VII Peaks-KBR Co-Optivist Income BDC II, Inc. for the period have been audited by       , independent registered public accounting firm, as stated in their report appearing in the registration statement. These financial statements are included in the registration statement in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Our Manager will provide quarterly reports to shareholders within thirty 60 days after the end of each quarter, beginning with the first quarter following our achievement of the minimum offering requirement. Our Manager shall also provide an annual report to shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://www.viipeaks-kbr.com and on the SEC’s website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus or the registration statement of which the prospectus is a part.

SHAREHOLDER PRIVACY NOTICE

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

INDEX TO FINANCIAL STATEMENTS

Page
AUDITED FINANCIAL STATEMENTS:
Report of Independent Registered Public Accounting Firm	F-
Statements of Assets, Liabilities and Capital as of [• ]	F-

F-1

EXHIBIT A

SUBSCRIPTION AGREEMENT

VII PEAKS-KBR Co-Optivist Income BDC II, INC.

INSTRUCTIONS TO INVESTORS & SUBSCRIPTION AGREEMENT

Please read carefully the registration statement dated         , 2011, which includes the prospectus relating to the sale of shares of common stock in VII Peaks-KBR Co-Optivist Income BDC II, Inc. and all Exhibits and supplements thereto (the “Registration Statement”) before deciding to subscribe. This Offering is limited to investors who certify that they meet all of the qualifications set forth in the Registration Statement. If you meet these qualifications and desire to purchase our common stock, then please complete, execute and deliver the entire Subscription Agreement (as completed and signed) to the address provided below.

You should examine the suitability of this type of investment in the context of your own needs, investment objectives and financial capabilities and should make your own independent investigation and decision as to suitability and as to the risk and potential gain involved. Also, you are encouraged to consult with your own attorney, accountant, financial consultant or other business or tax advisor regarding the risks and merits of the proposed investment.

PRE ESCROW BREAK

Until we have raised the minimum offering amount, your broker-dealer or registered investment advisor should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “        , Escrow Agent for VII PEAKS-KBR Co-Optivist Income BDC II, Inc.” to          at the following address:

[To be provided]

Upon receipt of the signed Subscription Agreement, verification of your investment qualifications, and acceptance of your subscription by the Company (which reserves the right to accept or reject a subscription for any reason whatsoever), the Company will execute the Subscription Agreement and notify you of the receipt and acceptance of your subscription. In no event may a subscription of shares be accepted until at least five business days after the date the subscriber receives the final prospectus. The Company may accept or reject any subscription in whole or in part for a period of 30 days after receipt of the Subscription Agreement and any other subscription documents requested by the Company, verification of your investment qualifications and payment in full. Any subscription not accepted within 30 days of receipt will be deemed rejected.

Important Note:  In all cases, the person or entity actually making the investment decision to purchase common stock should complete and sign the Subscription Agreement. For example, if the investor purchasing common stock is a retirement plan for which investments are directed or made by a third party trustee, then that third party trustee must complete the Subscription Agreement rather than the beneficiaries under the retirement plan. This also applies to trusts, custodial accounts and similar arrangements. You must list your principal place of residence rather than your office or other address on the signature page to the Subscription Agreement so that the Company can confirm compliance with appropriate securities laws. If you wish correspondence sent to an address other than your principal residence, please provide such mailing address in “Item C. — Investor Information” on the signature page to the Subscription Agreement.

POST ESCROW BREAK

Once we have raised $1,000,000, from persons who are not affiliated with us or our investment adviser, your broker-dealer or registered investment advisor should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “VII PEAKS-KBR Co-Optivist Income BDC II, Inc.” to the following address:

VII PEAKS-KBR Co-Optivist Income BDC II, Inc.
c/o KBR Capital Markets, LLC
Attn: Subscriptions
255 Shoreline Drive, Suite 428
Redwood City, California 94065
Telephone: 877-700-0527 (877-7000-KBR)
Facsimile: 877-710-0527 (877-7100-KBR)
E-Mail: info@viipeaks-kbr.com

VII PEAKS-KBR Co-Optivist Income BDC II, Inc.

SUBSCRIPTION AGREEMENT

1. INVESTMENT INFORMATION

Amount of Subscription: $______________________________

(minimum initial investment of $5,000)

Check One: ☐ Initial Investment ☐ Additional Purchase (minimum of $500) ☐ Net of Commissions Purchase

2. INVESTOR INFORMATION

Print name(s) and address exactly as they are to be registered on the account.

Name of Investor/Trustee	Social Security or Tax ID Number	
Street Address (*required*)	Email Address	
City	State	Zip Code
Daytime Phone Number	Evening Phone Number	
Optional Mailing Address		
City	State	Zip Code
Name of Co-Investor/Trustee (*if applicable*)	Social Security or Tax ID Number	
Street Address (*required*)	Email Address	
City	State	Zip Code
Daytime Phone Number	Evening Phone Number	
Optional Mailing Address		
City	State	Zip Code

Citizenship:

Select one. ☐ U.S. citizen ☐ U.S. citizen residing outside the U.S.Country: ______________ ☐ Resident Alien

Select one. **Backup Withholding:** Subject to backup withholding? ☐ YES ☐ NO

Custodian Information (*if applicable*):

Name	Tax ID Number	
Address	Custodian/Brokerage Acct. Number	
City	State	Zip Code

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3. FORM OF OWNERSHIP

Non-Custodial Ownership

____ **Individual** (one signature required)

____ **Joint Tenant** *(Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated)*

____ **Tenants in Common** (all parties must sign)

____ **Uniform Gift/Transfer to Minors (UGMA/UTMA)**

Under the **UGMA/UTMA** of the State of ______________

____ **Pension Plan** *(Include Plan Documents)*

____ **Trust** *(Include title and signature pages of Trust Documents)*

____ **Corporation or Partnership** *(Include Corporate Resolution or Partnership Agreement, as applicable; authorized signature required)*

____ **Other** ____________________ *(Include title and signature pages)*

Custodial Ownership

Third Party Administered Custodial Plan
(new IRA accounts will require an additional application)
☐ **IRA** ☐ **ROTH IRA** ☐ **SEP** ☐ **KEOGH** ☐ **OTHER**

Name of Custodian ______________________________

Mailing Address ______________________________

City, State Zip ______________________________

Custodian Information *(To be completed by Custodian above)*

Custodian Tax ID # ______________________________

Custodian Account # ______________________________

Custodian Phone ______________________________

4. DISTRIBUTIONS

I hereby subscribe for Shares of VII PEAKS-KBR Co-Optivist Income BDC II, Inc. and elect the distribution option indicated below:
(IRA accounts may not direct distributions without the custodian's approval)

☐ I choose to participate in VII PEAKS-KBR Co-Optivist Income BDC II, Inc.'s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 2.	☐ I choose to have distributions mailed to me at the following address: ____________________ ____________________ ____________________

* Each investor that elects to have his or her distributions reinvested in VII PEAKS-KBR Co-Optivist Income BDC II, Inc.'s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

** Please attach a pre-printed, voided check.

I authorize VII PEAKS-KBR Co-Optivist Income BDC II, Inc. or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify VII PEAKS-KBR Co-Optivist Income BDC II, Inc. in writing to cancel it. In the event that VII PEAKS-KBR Co-Optivist Income BDC II, Inc. deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

Name of Financial Institution	Mailing Address	
City	State	Zip Code
Your Bank's ABA Routing Number	Your Account Number	Account Type ☐ Checking ☐ Savings ☐ Brokerage

The deposit services above cannot be established without a pre-printed, voided check. For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature of Individual/Trustee/Beneficial Owner	**Signature of Co-Investor/Trustee**

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5. ELECTRONIC DELIVERY FORM

In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.viipeaks-kbr.com its monthly, quarterly and annual reports, supplements, announcements or other documents required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. Any documents not uploaded and made readily available on the website will be e-mailed to the address identified below. (Any investor who elects the Electronic Delivery option must provide a valid e-mail address, and such investor shall be responsible for notifying the Company in writing should such account relating to the e-mail address be terminated or changed.)

The e-mail address for receipt of notifications as outlined above is:

____
Please print e-mail address clearly

____
Signature
Date: ____________________________

____
Print Name

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6. INVESTOR REPRESENTATIVE INFORMATION & SIGNATURES

The broker, financial advisor or other investor representative (each an "Investor Representative") signing below hereby warrants that it is duly licensed and may lawfully sell shares in the state designated as the Investor's legal residence or is exempt from such licensing.

Name of Participating Broker-Dealer or Financial Institution	☐ Check if recently employed by new Broker-Dealer or Financial Institution	
Name of Broker/Financial Advisor/Other Investor Representative		Advisor Number
Mailing Address	☐ Check if updated address	
City	State	Zip Code
Telephone	Fax	
Email Address		

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the Investor is properly authorized and identified; (iii) has discussed such Investor's prospective purchase of shares with such Investor; (iv) has advised such Investor of all pertinent facts with regard to the liquidity and marketability of the shares; (v) has delivered the prospectus and related amendments and supplements, if any, to such Investor; (vi) no sale of shares shall be completed until at least five business days after the date the Investor receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of shares is a suitable investment for such Investor, that such Investor meets the suitability standards applicable to such Investor set forth in the prospectus (as amended or supplemented as of the date hereof), and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity, acting in its capacity as agent, broker, financial advisor or other investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the Investor(s) identified on this document.

I understand this Subscription Agreement is for the offering of VII PEAKS-KBR Co-Optivist Income BDC II, Inc.

Signature of Broker/Financial Advisor/Other Investor Representative	Date
Signature of Branch Manager (if required)	Date

A-6

7. SUBSCRIBER SIGNATURES

In order to induce VII PEAKS-KBR Co-Optivist Income BDC II, Inc. to accept this subscription, I hereby represent and warrant as follows: *(A power of attorney may not be granted to any person to make such representations on behalf of investor(s).) Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of an Investor.*

Each investor must initial each representation.		Investor	Co-Investor
	a) I have received the prospectus (as amended or supplemented as of the date hereof) for VII PEAKS-KBR Co-Optivist Income BDC II, Inc.	Initials	Initials
	b) I have (i) a net worth of at least $250,000 or (ii) a net worth of at least $70,000 and a gross annual income of at least $70,000. (*Net worth does not include home, furnishings and personal automobiles.*) **If applicable,** I also meet the additional suitability requirements imposed by my state of primary residence as set forth in the prospectus (as amended or supplemented as of the date hereof) under the sections described in the prospectus and entitled "Suitability Standards" and "How to Subscribe."	Initials	Initials
	c) I am (we are) purchasing Shares for my (our) own account.	Initials	Initials
	d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials	Initials
	e) I am either purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.	Initials	Initials

SUBSTITUTE IRS FORM W-9 CERTIFICATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown on this subscription agreement is its correct taxpayer identification number (or it is waiting for a number to be issued to it) and (ii) it is not subject to backup withholding either because (A) it is exempt from backup withholding, (B) it has not been notified by the Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified it that it is no longer subject to backup withholding, and (iii) it is a U.S. person for federal tax purposes (including a U.S. resident alien).
YOU MUST CROSS OUT CLAUSE (ii) IN THIS CERTIFICATION AND THE "SUBJECT TO BACKUP WITHHOLDING" BOX IN SECTION TWO SHOULD BE CHECKED IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.
The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding.

Each investor must sign.	Signature of Investor – OR – Beneficial Owner	Date
Custodian must sign on a custodial account.	Signature of Co-Investor – OR – Custodian	Date

Name of Investor/Trustee	SSN/TIN

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8. INVESTOR INSTRUCTIONS

☐ **By Mail –** Checks should be made payable to "   **, as escrow agent for VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.,"** or after the company meets the minimum offering requirements, checks should be made payable to **"VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC."**

☐ **By Wire Transfer –**   , ABA Routing #____________, VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC., Account #____________. Forward this subscription agreement to the address listed below.

☐ **By Asset Transfer**

☐ **Custodial Accounts –** Forward this Subscription Agreement directly to the custodian.

MAILING INSTRUCTIONS

A-8

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF
UNCERTIFICATED SHARES OF COMMON STOCK
Containing the Information Required by Section 2-211 of the
Maryland General Corporation Law

To:  Stockholder

From:  VII PEAKS-KBR Co-Optivist INCOME BDC II, Inc.

Shares of Common Stock, $0.001 par value per share

VII PEAKS-KBR Co-Optivist INCOME BDC II, Inc., a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

PART C
Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following combined financial statements of VII Peaks-KBR Co-Optivist Income BDC II, Inc. are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
AUDITED FINANCIAL STATEMENTS:
Report of Independent Registered Public Accounting Firm	F-
Statements of Assets, Liabilities and Capital as of [•]	F-

(2) Exhibits

(a)(1)	Certificate of Incorporation of the Registrant*
(b)	Bylaws of the Registrant*
(c)	Not Applicable
(d)	Form of Common Stock Certificate*
(e)	Distribution Reinvestment Plan*
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement*
(h)(1)	Form of Dealer Manager Agreement*
(h)(2)	Form of Selected Dealer Agreement*
(i)	Not Applicable
(j)	Form of Custodian Agreement*
(k)(1)	Form of Administration Agreement*
(k)(2)	Form of License Agreement*
(l)	Opinion of Sutherland Asbill & Brennan LLP*
(m)	Not Applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*	To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee		$87,075
FINRA filing fee		$75,500
Accounting fees and expenses	$	*
Blue Sky expenses
Legal fees and expenses	$	*
Printing and engraving	$	*
Transfer agent fees	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

*	To be completed by amendment.

Item 28. Persons Controlled By Or Under Common Control

Immediately prior to this offering, our Manager owns 100% of the outstanding common stock of the Registrant. Following the completion of this offering, our Manager’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at August 9, 2011.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	1

Item 30. Indemnification

The information contained under the heading “Description of Our Securities” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections Of Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which our Manager, and each managing director, director or executive officer of our Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Investment Adviser.” Additional information regarding our Manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-[•]), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;
(2)	the Transfer Agent;
(3)	the Custodian;
(4)	the Investment Adviser; and
(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We do hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, and the State of California, on the 9th day of August, 2011.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.
By: /s/ Gurpreet (Gurprit) S. Chandhoke Name: Gurpreet (Gurprit) S. Chandhoke Title: Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 9th day of August, 2011. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title	Date
/s/ Gurpreet (Gurprit) S. Chandhoke Gurpreet (Gurprit) S. Chandhoke	Chief Executive Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	August 9, 2011
/s/ Vinay Kumar Vinay Kumar	Director	August 9, 2011